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Allmerica Financial Services                                  Semi-Annual Report
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                                 JUNE 30, 2000
                                                                  .Allmerica IRA

[GRAPHIC]
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Table of Contents

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General Information .......................................................    2

A Letter from the President ...............................................    3

Performance Disclosure ....................................................    4

Domestic & International Equity Market Overview ...........................    6
Select Aggressive Growth Fund .............................................    8
Select International Equity Fund ..........................................    9
Core Equity Fund* .........................................................   10
Equity Index Fund .........................................................   11

Bond & Money Market Overview ..............................................   12
Select Investment Grade Income Fund** .....................................   14
Government Bond Fund ......................................................   15
Money Market Fund .........................................................   16

Financials ................................................................  F-1

See Client Notices on page F-41.

A particular Fund may not be available under the group variable annuity which you have chosen. Inclusion in this annual report of a Fund which is not available under your policy is not to be considered a solicitation.

 *Fund's name has been changed from Growth to Core Equity, effective 5-1-00.

**Fund's name has been changed from Investment Grade Income to Select Investment
    Grade Income, effective 5-1-00.

General Information

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Officers of First Allmerica
Financial Life Insurance Company

John F. O'Brien, President, CEO
Edward J. Parry, III, Vice President, CFO and Treasurer
Abigail M. Armstrong, Secretary and Counsel

Investment Manager
Allmerica Financial Investment Management Services, Inc.
440 Lincoln Street, Worcester, MA 01653

General Distributor
Allmerica Investments, Inc.
440 Lincoln Street, Worcester, MA 01653

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110

Administrator and Custodian
Investors Bank & Trust Company
200 Clarendon Street, Boston, MA 02116

Legal Counsel
Ropes & Gray
One International Place, Boston, MA 02110

Officers of Allmerica Investment Trust (AIT)
Richard M. Reilly, President
Paul T. Kane, Treasurer
George M. Boyd, Secretary

Board of Trustees of AIT
John F. O'Brien, Chairman
P. Kevin Condron/1/
Cynthia A. Hargadon/1/
Gordon Holmes/1/
John P. Kavanaugh
Bruce E. Langton/1/
Attiat F. Ott/1/
Richard M. Reilly
Ranne P. Warner/1/

1Independent Trustees

Investment Sub-Advisers
Allmerica Asset Management, Inc.
440 Lincoln Street, Worcester, MA 01653
     Equity Index Fund
     Select Investment Grade Income Fund
     Government Bond Fund
     Money Market Fund

Bank of Ireland Asset Management (U.S.) Limited
U.S. Offices: 20 Horseneck Lane, Greenwich, CT 06830
Main Offices: 26 Fitzwilliam Place, Dublin 2, Ireland
     Select International Equity Fund

Miller Anderson & Sherrerd, LLP
One Tower Bridge, West Conshohocken, PA 19428
     Core Equity Fund

Nicholas-Applegate Capital Management, L.P.
600 West Broadway-Suite 2900, San Diego, CA 92101
     Select Aggressive Growth Fund

A Letter from the Chairman

[PHOTO]

Dear Client:

The first half of 2000 was another volatile period in the U.S and international equity markets. Major equity indices struggled and most were unable to break even, as concerns about inflation prompted the Federal Reserve to raise interest rates three times. These actions by the Federal Reserve were, in part, responsible for partially reversing the momentum of the technology-heavy NASDAQ from an 85% gain in 1999 to a -2.46% loss for the first six months of the year. This decline was comprised of a series of turbulent months where the NASDAQ fell as much as 30% before recovering in June. Even the S&P 500 Index and Dow Jones Industrial Average, comprised of better known and larger companies, suffered and fluctuated wildly on a daily basis. As disappointing as the U.S. equity market was, international equity markets fared worse. Economic expansion throughout the world, and the corresponding fears of inflation contributed to losses in both developed and emerging markets. The bond market overall has been lackluster during the period partially due to interest rate increases, but also due to credit concerns at companies in both the investment grade and high yield markets.

The first half of the year appeared to be a textbook example of the benefits of diversification and long term strategic asset allocation. A balanced allocation to both growth and value stocks, along with international stocks and domestic bonds proved beneficial to our clients as the 1999 success of high growth, high momentum stocks wavered. Our funds performed just as we would have expected. Domestically, our more aggressive funds reacted negatively to interest rate increases while our value focused funds performed well. Our international funds reacted similarly to our U.S. funds as those that had suffered in 1999 due to their value bias finally received some well-deserved market attention. Overall, we remain pleased with our fund managers and our disciplined approach.

As usual, we encourage you to work with your financial advisor to build and maintain a diversified investment portfolio so that you may continue to enjoy all that Allmerica has to offer.

On behalf of the Board of Trustees,

/s/  John F. O'Brien

John F. O'Brien

Chairman of the Board

Allmerica Financial Life Insurance and Annuity Company

Performance Disclosure

Allmerica IRA
Average Annual Total Returns as of 6/30/00

Total returns for the fund options shown in this report do not reflect fees charged on the separate account level. Refer to the disclosure of the specific product for such fee information.

For more information about the performance of the underlying funds, see the Performance Reviews beginning on page 8.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more than their original cost.

Overview

Domestic & International Equity Market Overview

1996: Despite a volatile marketplace, the U.S. stock market performs well. Internationally, European countries post the most impressive gains.

1997: Robust economic growth, declining interest rates and low unemployment produce a third consecutive year of unprecedented gains for the U.S. stock market.

1998: Worldwide economic problems cause considerable volatility for stocks. Yet, the market posts its fourth consecutive year of double-digit gains.

1999: Booming technology and Internet stocks help drive the Dow and NASDAQ to record highs. Investors flock to large-cap stocks. The Fed hikes interest rates in an effort to slow the economy and prevent inflation.

2000: Technology stocks correct in U.S. and international markets. Losses stemmed somewhat by investments in other sectors. Technology rebounds but major indices finish down. Three interest rate hikes signal that inflation is still a concern.

The first six months of 2000 were an extremely volatile period in which U.S. and foreign equity markets closely tracked each other. The period began on a high note here and abroad with record high markets at the end of 1999 providing a positive beginning for the first year of a new century. The period ended, however, on a low note with the S&P 500 Stock Index returning -0.42% and the Morgan Stanley Capital International's EAFE Index returning -3.95%.

The markets in January got off to a good start when the doomsday prediction of computer systems catapulting global equity markets back to the year 1900 failed to materialize. The successful transition seemed to release pent-up demand for new technologies and investors poured money into high tech stocks. Demand was, and continues to be, high for wireless telecommunications services and products, whose backbone is semiconductors and specifically computer chips. Leading companies were Samsung Electronics (Korea), U.K.-based Vodaphone AirTouch, which claims the largest number of mobile phone subscribers in the world, and Nokia (Finland), the number one seller of mobile handsets.

Adding to the favorable investment climate was the fact that the major foreign countries were experiencing relative political and economic stability. Latin America, especially Mexico and Brazil, the Far East (except Japan), and Russia were turn-around stories from such events as the 1994 devaluation of Mexico's peso, the Asian debacle in 1997, and the 1998 default of the Russian government. The increasing relative prosperity of many major countries, whose citizens had new money to spend, provided another boost to the global economy. A decline in the euro and in the yen did weaken returns denominated in U.S. dollars, however, exchange rate fluctuations did not have a significant impact on overall returns in the international funds due to currency hedging and diversification.

Japan was a notable exception to this scenario, and the only industrialized country reporting high unemployed and low consumer spending during the early part of the year. In fact, Japan was officially in a recession according to data on gross domestic product in the last quarter of 1999.

Nevertheless, the robust economic growth meant increasing concern

2000

JAN

The new year sees the global markets function without the much-feared Y2K disruptions. Robust global growth continues amid rising interest rates. Japan is an exception.

[GRAPHIC]

FEB

[GRAPHIC]

Investors are still fascinated by technology, including the speculative Internet companies. The Federal Reserve raises short-term interest rates by .25%.

MAR

The technology-dominated NASDAQ starts its decline, with European and Asian stocks quickly following suit. Japan's economy officially falls back into a recession on news of a 1.4% decline in gross domestic product in the previous quarter. The Federal Reserve again raises short-term interest rates another
 .25%.

Domestic & International Equity Market Overview

about inflationary pressures. Central banks worldwide tried to allay concern by raising interest rates. In the United States, the Federal Reserve Board raised rates in early February, late March, and again in May.

Another concern was the growing awareness that many Internet stocks, considered a subsector of technology, were probably highly speculative and overvalued investments. The bursting of the Internet bubble seemed all but inevitable, however, huge numbers of investors, many of them day traders, continued to pour money into technology generally, and dot-coms specifically. With gas prices rising and greater need for more drilling and exploring, energy stocks were one of the few alternatives to technology that investors considered. Total Fina
Elf (France) offered positive performance.

The bubble burst in March, with Internet stocks falling first. They took with them many of what global equity analysts call "TMT," technology, media, and telecommunication stocks. The NASDAQ stock index fell precipitously, and Europe's and Asia's technology-dominated equity markets quickly followed suit.

The effects of the steep decline of TMT worldwide were offset somewhat by investors moving into other sectors, including those representing the old economy. These were especially attractive for their stable, reasonable prices and predictable earnings. In fact, several global old economy, blue chip company stocks gained 20% to 30% toward the end of March. Value stocks offered another refuge during the technology sell-off. Especially attractive were the stocks of energy, basic materials, communications, industrials, cyclicals, healthcare, and some technology companies. Generally, careful stock selection across a range of industries helped stem losses in investment portfolios overweighted in technology.

Although in retrospect the sector rotation lasted a relatively short time, the market change was significant as only the second time in the preceding seven quarters when value stocks with their low price earnings ratios outperformed growth stocks. Additionally, the rotation out of technology helped to weed out "concept" stocks with big ideas but small revenues and no profits from more mainstream new economy stocks. For example, although new economy stocks Nokia* and Vodaphone AirTouch* lost value during the technology rout, they had rebounded by the end of June.

In the third week of May the NASDAQ hit bottom and started to climb. Economic reports of rising unemployment and declining consumer spending likely reassured investors that growth was being controlled. The NASDAQ ended the first half of the year down 2.5%, but the broader S&P 500 Stock Index fared better, down only 0.5%. International equity indices showed a similar pattern, although with greater declines.

The global equity markets survived the period's volatility reasonably well, and looking ahead, continued growth offers the potential for good returns. And although the period's correction showed that technology can lead investors to the edge, technology also offers businesses in every industry the tools needed to increase productivity, reduce costs, and expand and penetrate markets. Counterbalancing this optimism for better earnings and profits leading to higher share prices are the inevitable inflationary pressures. Equity markets will be watching to see if monetary policy can forestall inflation without pushing the economy toward a recession.

*These are examples only and not representative of any particular portfolio holdings.

APR

Many investors flee technology and turn toward value investing. Select old economy, blue chip stocks are up. Consumer spending rises only 0.2% suggesting growth is slowing.

[GRAPHIC]

MAY

[GRAPHIC]

NASDAQ starts to recover after hitting bottom. Unemployment rate rises 4.1% from its 30-year low of 3.9% in April, possibly indicating the economy is cooling down. The Federal Reserve again raises short-term interest rates, but this time by .50%, its sixth such action over the past 12 months.

JUN

The period ends mostly down, with skilled stock selection helping to stem portfolio losses. The NASDAQ, in spite of a 30% drop mid period, recovers to end the first half of 2000 down only 2.5%. The Federal Reserve decides against raising interest rates.

Select Aggressive Growth Fund

The Select Aggressive Growth Funded returned 1.65% for the first half of the year, underperforming its benchmark, the Russell 2500 Growth Index, which returned 5.69% for the same period.

Uncertainty about the market's short-term direction contributed to volatility during the period. At the period's mid-point, technology and small- and mid-cap growth stocks, as measured by relevant indexes, showed declines, only to recover in June. Economic reports issued during that month helped allay investor concerns about inflation, and the Federal Reserve's decision to not raise short-term rates late in the month was welcome news. Uncertainty about future increases prevailed, however.

The portfolio underperformed the Index during the first quarter and outperformed it during the second. Stocks in the technology sector, the largest sector in the Fund, hurt performance the most. Within the sector, semiconductor and com-puter/office automation industries stocks declined. Also stocks in the financial services and utilities sectors performed poorly. The relatively small allocation to the better performing producers/manufacturing products sector was another negative factor. Select issues in technology, particularly software and semiconductor/electronic component companies, helped performance. Similarly, some pharmaceutical and medical supply stocks rose within the health care sector, as did some commercial/industrial services stocks.

The outlook for growth stocks remains encouraging, and the Fund's manager believes that its approach will respond well to market changes affecting the investment climate. The focus of the portfolio will continue to be on stocks whose earnings suggest positive change that can be sustained.

Investment Sub-Adviser
Nicholas-Applegate Capital Management, L.P.

About the Fund
Invests in companies whose potential for rapidly growing earnings is not fully reflected in their stock price.

                              Portfolio Composition

As of June 30, 2000, the sector allocation of net assets was:

                                    [GRAPH]

Electronics                      19%
Computer Software & Processing   12%
Pharmaceuticals                  10%
Communications                    7%
Computers & Information           7%
Medical Supplies                  7%
Commerical Services               5%
Oil & Gas                         5%
Retailers                         4%
Other                            24%


                          Average Annual Total Returns


Years ended June 30, 2000                    1 Year      5 Years    Life of Fund

Select Aggressive Growth Fund                24.32%       20.39%       19.59%
Russell 2500 Index                           18.34%       17.03%       17.00%
Lipper Capital Appreciation Funds Average    29.28%       20.48%       16.70%

                    Growth of a $10,000 Investment Since 1992

                                   [GRAPH]

          Select Aggressive Growth Fund     Russell 2500 Index

21-Aug-92             10,000                      10,000
31-Dec-92             11,985                      11,554
31-Dec-93             14,324                      13,466
31-Dec-94             13,993                      13,323
31-Dec-95             18,511                      17,547
31-Dec-96             21,944                      20,886
31-Dec-97             26,049                      25,974
31-Dec-98             28,801                      26,072
31-Dec-99             39,995                      32,379
6/30/00               40,655                      34,221

The Select Aggressive Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2,500 small-to-mid capitalization stocks. The Lipper Capital Appreciation Funds Average is a non-weighted average of 287 funds within the capital appreciation investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Please note that investments in small and mid-capitalization stocks may involve greater volatility than investments in larger capitalization stocks.

Select International Equity Fund

The Select International Equity Fund returned -1.31% for the first half of the year, outperforming its benchmark, the Morgan Stanley Capital International EAFE Index, which returned -3.95% for the same period.

During the period, the average international stock fund performed poorly in a volatile global equity market. In the first quarter, the U.S. and U.K. markets especially struggled with interest rate rises and a bias toward overvalued stocks and away from stocks of quality companies trading at low multiples relative to their growth rate.

Within the portfolio, holdings in companies within the Healthcare Needs theme were the strongest positive contributors overall.

Specifically, two drug companies oriented to genetic research reported positive earnings; these earnings in turn were strengthened by industry alliances formed to accelerate product development. The Fund also benefited from holding a company within the Growth in Financial Services theme, as its management convinced the market of the effectiveness of its global strategy. A third theme, Restructuring Opportunities, identified a technology company that modified its management approach to take advantage of growing demand worldwide for computer chips.

Negatively affecting performance were holdings within the Telecommunications theme. Although the market rotated out of telecommunications toward the end of the period, the Fund's manager believed that large cellular phone companies should experience strong, long-term growth as they continue to penetrate global markets. An example was Vodafone Airtouch (4.8%), the Fund's largest holding, which became the largest cellular operator in the world after its acquisition of Mannesmann.

For the remainder of 2000, the Fund's value-driven strategy employed within a thematic framework should allow the manager to take advantage of global economic growth. Any positive forecast, however, should be viewed against a backdrop of further potential interest rate increases and high stock market ratings.

                          Average Annual Total Returns

Years ended June 30, 2000             1 Year       5 Years     Life of Fund

Select International Equity Fund      21.55%       16.13%        13.93%
Morgan Stanley EAFE Index             17.45%       11.63%        10.07%
Lipper International Funds Average    24.48%       13.16%        10.82%

                    Growth of a$10,000 Investment Since 1994

                                    [GRAPH]

            Select International Equity Fund   Morgan Stanley EAFE Index


-------------------------------------------------------------------------------
5/2/94                   10000                          10000
-------------------------------------------------------------------------------
12/31/94                 9651                           10008
-------------------------------------------------------------------------------
12/31/95                 11545                          11164
-------------------------------------------------------------------------------
12/31/96                 14078                          11874
-------------------------------------------------------------------------------
12/31/97                 14733                          12118
-------------------------------------------------------------------------------
12/31/98                 17161                          14582
-------------------------------------------------------------------------------
12/31/99                 22643                          18565
-------------------------------------------------------------------------------
6/30/2000                22345                          17832
-------------------------------------------------------------------------------
The Select International Equity Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Funds Average is a non-weighted average of 653 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Please note that investments in international markets may involve political or currency risk not associated with domestic investments.

Investment Sub-Adviser
Bank of Ireland Asset Management (U.S.) Limited

About the Fund
Seeks maximum long-term total return by investing in established non-U.S. companies based on fundamental value and strong opportunities.

                              Portfolio Composition

As of June 30, 2000, the country allocation of net assets was:

                                    [GRAPH]

United Kingdom         26%
Japan                  17%
Netherlands            12%
France                 11%
Switzerland             9%
Australia               4%
Germany                 4%
Other                  17%

Core Equity Fund*

The Core Equity Fund returned 0.60% for the first half of the year, outperforming its benchmark, the S&P 500 Index, which returned -0.42% for the same period.

During the six-month period, the domestic economy slowed and the stock market experienced exceptional volatility. The slowdown appeared to result from a tightened money supply brought on by the Federal Reserve's interest rate increases, a pullback in consumer spending in non-energy-related goods and services, and technical factors such as reduced purchasing power in the wake of April 15 tax payments. The market performed better in the first quarter than in the second, which was distinguished by a short-term but dramatic correction mostly in the technology sector. The correction resulted in value stocks, including some large-cap issues, outperforming growth stocks during a portion of the quarter.

The Fund outperformed the S&P 500 Index due to the manager's selection of stocks within the right sectors. Energy holdings were the greatest contributors to performance, followed by holdings in such value sectors as financial services, utilities, and basic resources. Relative to the benchmark, the Fund's slightly higher proportion of energy stocks and slightly lower proportion of consumer services stocks contributed to performance.

Looking ahead, the portfolio will maintain its slightly defensive allocations in view of the recent economic slowdown and uncertainties about future rate increases. Technology, in particular, is likely to remain underweighted as the market searches for sustainable prices among new economy stocks. The Fund's manager believes that the broadly diversified and rigorously managed portfolio of large- and mid-cap stocks with both growth and value characteristics have the potential to produce better-than-market performance over the long term.

Investment Sub-Adviser
Miller Anderson & Sherrerd, LLP

About the Fund
Seeks long-term growth of capital by investing in stocks that are believed to represent significant underlying value.

                              Portfolio Composition

As of June 30, 2000, the sector allocation of net assets was:

                                    [GRAPH]

Computers & Information          11%
Pharmaceuticals                  10%
Computer Software & Processing    9%
Telephone Systems                 7%
Electronics                       7%
Industrial                        6%
Banking                           6%
Oil & Gas                         6%
Communications                    5%
Beverages, Food & Tobacco         5%
Other                            28%

                          Average Annual Total Returns

Years ended June 30, 2000                  1 Year      5 Years       10 Years

Core Equity Fund*                           9.65%       21.32%        16.80%
S&P 500(R) Index                            7.25%       23.80%        17.80%
Lipper Growth and Income Funds Average      2.15%       17.45%        14.14%

                    Growth of a $10,000 Investment Since 1990

                                    [GRAPH]

          Core Equity Fund     S&P 500(R) Index

Jun-90         10,000              10,000
Dec-90          9,457               9,399
Dec-91         13,281              12,261
Dec-92         14,225              13,195
Dec-93         15,173              14,525
Dec-94         15,197              14,717
Dec-95         20,182              20,249
Dec-96         24,256              24,900
Dec-97         30,354              33,207
Dec-98         36,218              42,696
Dec-99         49,383              41,680
Jun-00         49,676              51,463

* The Core Equity Fund is a portfolio of the Allmerica Investment Trust. Effective 5/1/00 the Fund's name has been changed from Growth to Core Equity.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth and Income Funds Average is a non-weighted average of 960 funds within the Growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Equity Index Fund

The Equity Index Fund returned -0.46% for the first half of the year, closely tracking the S&P 500 Index, which returned -0.42% for the period.

During the period, a strong growth in the U.S. economy was tempered by the Federal Reserve's continuing interest rate raises. The rate increases reflected concerns about inflation, the trade deficit, and the wealth effect on consumer spending and borrowing. High gasoline prices helped contribute to the Fed's inflationary bias, despite the labor market's immunity to pricing pressures. Near the end of the quarter, however, the Fed decided not to raise interest rates in view of tame price indexes on the producer and consumer levels and a drop in retail sales.

In this economic environment the equity market experienced impresssive swings and perhaps an overdue correction in some sectors. During the first quarter new economy stocks posted high returns, and old economy stocks also performed well. As the period progressed, the dominance of the high-flying Internet stocks lessened, and noncyclical stocks came back into favor. This was also the case for one holding, which had agreed to be bought and ended the quarter among the top performers. Cisco Systems (3.5% of the portfolio), like many of its technology peers, declined during the sell-off in the spring, detracting from overall Fund performance.

Overall, the direction of the market is still uncertain as the effects of six rate increases since last June continue to filter through the economy. Consistent with the Fund's investment objective, the manager will continue to seek to mirror the returns of the S&P 500 Index.

                          Average Annual Total Returns

Years ended June 30, 2000              1 Year      5 Years     Life of Fund

Equity Index Fund                       6.86%       23.23%        19.51%
S&P 500(R) Index                        7.25%       23.80%        20.10%
Lipper S&P 500(R) Index Funds Average   6.58%       23.23%        19.65%

                    Growth of a $10,000 Investment Since 1990

                                    [GRAPH]

          Equity Index Fund      S&P 500(R) Index

Sep-90          10,000               10,000
Dec-90          10,890               10,896
Dec-91          14,065               14,216
Dec-92          15,083               15,299
Dec-93          16,522               16,841
Dec-94          16,697               17,047
Dec-95          22,735               23,476
Dec-96          27,807               28,866
Dec-97          36,819               38,437
Dec-98          47,253               49,430
Dec-99          56,886               59,908
Jun-00          56,624               59,656

The Equity Index Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper S&P 500(R) Index Funds Average is a non-weighted average of 119 funds within the S&P 500(R) Index investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
Seeks to replicate the returns of the S&P 500(R)Index.

                              Portfolio Composition

As of June 30, 2000, the sector allocation of net assets was:

                                    [GRAPH]

Computers & Information          10%
Pharmaceuticals                  10%
Computer Software & Processing    9%
Electronics                       7%
Banking                           7%
Telephone Systems                 6%
Oil & Gas                         6%
Industrial                        5%
Communications                    5%
Other                            35%

Bond & Money Market Overview

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

1997: Low inflation and declining interest rates fuel the bond market, which enjoys its best returns since 1995.

1998: During 1998, bond investments produced widely divergent results as a series of dramatic swings either left them highly in favor or badly battered.

1999: Inflation concerns and a booming U.S. economy prompt the Federal Reserve to hike interest rates. Fixed income markets close the second half with the worst performing year ever.

2000: Bond investments suffer as a result of continued interest rate hikes by the Federal Reserve in an effort to stave off inflation.

Events occurred during the first six months of 2000, which led to one of the worst relative performances for corporate bonds, mortgage- and asset-backed securities, and agencies (spread sectors). However, by June signs of an economic slowdown began to emerge. Spread sectors rebounded as the Federal Reserve Board decided to forego another interest rate increase at its June meeting.

Taking center stage was the inversion of the yield curve at the start of the first quarter. Usually the longer a bond's maturity, the higher its yield. An inverted yield curve is a demonstration of the opposite where shorter bonds (with maturities of less than two years) produce higher yields. The yield curve began to invert as a result of low issuance of new investment grade bonds and the Treasury's quicker-than-expected announcement to buy back as much as $30 billion in bonds during this year alone. The Treasury's announcement took the market by surprise and investors promptly bid up the price of the longer maturity bonds, sending its yield below the Federal Funds rate by March. The yield on the long bond ended the first quarter at 5.84%.

The yield curve inversion gathered momentum in the first quarter as the Federal Reserve continued its efforts to slow down the economy by raising interest rates in February and March by a total of .50%. Lower yields on Treasury bonds caused corporate bonds, mortgage- and asset-backed securities, and agencies to underperform. Concerns about the future of the economy caused spread sectors to underperform as investors became unclear about future potential for revenue and earnings growth and the impact on coverage of interest cost. Taxable bond mutual funds saw over $30 billion in redemptions and overall asset allocation began to favor the equity market.


JAN
2000
Treasury announces buy back of $30 billion in bonds, sending bond prices up and yields down.
[GRAPHIC]

FEB
Federal Reserve raises interest rates by 0.25%. The yield curve begins to invert.
[GRAPHIC]

MAR
Federal Reserve raises interest rates again by 0.25%. Volatile conditions shut down issuance of investment grade bonds.

Bond & Money Market Overview

In the meantime, unusual events took place in the mortgage-backed securities market, affecting both agencies and mortgage-backed securities. Congressional scrutiny over Fannie Mac and Freddie Mac, two major government-sponsored enterprises, resulted in large-scale selling in the agencies and mortgage-backed securities market.

By March, volatile market conditions virtually shut down new issuance of investment grade bonds as investors' appetite for risk diminished. Supply and demand within the fixed income marked moved out of alignment causing corporates to underperform Treasuries by 227 basis points for the first quarter with March producing the second worst monthly performance for spread product since 1990.

The Federal Reserve Board raised interest rates again in May by an additional
 .50%, bringing the total tightening to 1.75% since June 1999. However, as the second quarter progressed, the economy began to show signs of a slowdown. Satisfied that interest rate hikes were beginning to have the desired effect, the Federal Reserve voted to hold off on any further rate increases at their June meeting.

Corporate bonds, mortgage- and asset-backed securities continued to dramatically underperform U.S. Treasuries through May. The inverted yield curve persisted as a result of the shrinking supply of U.S. Treasury securities and tightenings by the Federal Reserve. Positive yield spreads were offset by negative price returns as investment banks continued to diminish earnings volatility by reducing their exposure to spread product. As Treasuries rallied in response to the shrinking supply, spread sectors continued to under-perform until June, when the economy began to show signs that it may be headed for a soft landing. Once the Federal Reserve decided to forego another interest rate hike, spread sector performance began to gain, finally outperforming like-duration
Treasuries by 50 basis points at the end of the second quarter.

The Federal Funds rate remains at 6.50%, the highest level since January 1991. The goal of the Federal Reserve Board is to engineer a soft landing for the economy, which translates as a slowdown in growth without entering into a recession. The economy has begun to show signs of moderation. Retail sales have declined and consumer spending on big-ticket items has slowed. The outlook for spread sector performance is optimistic, especially if the Federal Reserve's tightening cycle is coming to a close. However, the preliminary growth rate for the annual gross domestic product stands at 5.2% as of June 2000. The Federal Reserve considers a rate of 3.5% to 4% to be as fast as the economy can growth without sparking inflation. The Federal Reserve remains cautious, and depending upon whether or not the economy shows more definitive signs of a slowdown, may consider another rate hike at their August meeting.

APR

[GRAPHIC]

Spread sectors continue to dramatically underperform U.S. Treasuries.

MAY

Federal Reserve raises interest rates by another 0.50% to 6.50%. The inverted yield curve persists as a result of the shrinking supply of U.S. Treasuries and continued rate hikes.

JUN

[GRAPHIC]

Federal Reserve votes to hold off on additional interest rate increases. Corporates and Mortgages outperform like-duration Treasuries due to signs of a slowing economy.

Select Investment Grade Income Fund*

The Select Investment Grade Income Fund returned 3.03% for the first half of the year, underperforming its benchmark, the Lehman Aggregate Bond Index, which returned 3.98% for the same period.

During the period, investment-grade and intermediate-term corporate bonds, along with the bond market in general, suffered from rising interest rates. Even Treasuries offered little return because of an inverted yield curve, a phenomenon in which short-term rates are higher than long-term rates.

The overweighting of corporates, asset-backed securities backed by loan paper or accounts receivables, and agency bonds hurt the Fund's performance. In the first quarter, the possibility of government agencies' losing their "AAA" credit rating weakened agency bonds. In the second quarter, worries about defaults and earnings disappointments weakened corporate bonds. Among the bonds sold to forestall further losses were those issued by an insurance company whose bonds had recently been upgraded only to suffer a subsequent and significant decline. This hurt the Fund's second quarter performance.

Given the flat or declining values in the sectors, there were few opportunities to enhance performance. Bonds offered by well-established companies carefully researched for credit quality and spanning a range of industries were added as strong prospects. In fact, spreads widened to the point where the Fund's manager found value in bonds issued by such high quality companies.

Looking ahead, the Fund's manager's constructive approach faces the greatest challenge from an economy growing too fast. Recent gains of corporates and mortgage-backed securities, however, offer significant potential for further relative price gains. If inflation remains more worry than reality, the Fund's diversified portfolio and disciplined investment approach offer the potential to achieve good returns over the long term.

Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
The Fund's objective is to generate a high level of total return by investing in highly diversified, investment grade, fixed-income securities.

                              Portfolio Composition

As of June 30, 2000, the sector allocation of net assets was:

                                    [GRAPH]

                    Corporate Notes & Bonds     37%

             U.S. Govt & Agency Obligations     24%

U.S. Govt Agency Mortgage-Backed Securities     20%

           Asset-Backed and Mortgage-Backed     13%

                                      Other      6%


                          Average Annual Total Returns

Years ended June 30, 2000              1 Year     5 Years        10 Years

Select Investment Grade Income*        3.76%       5.75%          7.76%

Lehman Brothers Aggregate Bond Index   4.56%       6.25%          7.81%

Lipper Intermediate Investment
Grade Funds Average                    3.42%       5.35%          7.27%

                   Growth of a $10,000 Investment Since 1990

                                    [GRAPH]

         Jun-90        10,000        10,000
         Dec-90        10,533        10,596
         Dec-91        12,297        12,288
         Dec-92        13,322        13,200
         Dec-93        14,760        14,487
         Dec-94        14,324        14,065
         Dec-95        16,880        16,663
         Dec-96        17,480        17,266
         Dec-97        19,132        18,685
         Dec-98        20,657        20,580
         Dec-99        20,457        20,411
         Jun-00        21,075        21,226


*The Select Investment Grade Income Fund is a portfolio of the Allmerica
 Investment Trust. Effective 5/1/00, the Fund's name has been changed from Investment Grade Income to Select Investment Grade Income.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed rate debt issues with an investment grade rating at least one year to maturity and an outstanding par value of at least $25 million. The Lipper Intermediate Investment Grade Funds Average tracks the performance of 284 funds investing in intermediate-term corporate and government debt securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Government Bond Fund

The Government Bond Fund returned 3.02% for the six month period ended June 30, 2000, underperforming its benchmark, the Lehman Intermediate Government Bond Index return of 3.49%.

The combination of a decreasing supply of U.S. Treasuries and additional tightenings by the Federal Reserve, resulted in an inverted yield curve at the beginning of the year. Once the Treasury announced plans to buy back as much as $30 billion in bonds in the first quarter, investors promptly bid up the price of longer maturities sending yields well below short-term bonds. The inverted yield curve persists to date, having gathered momentum as a result of further interest rate hikes by the Federal Reserve with the third and most recent hike occurring in May.

The Fund underperformed for both the first and second quarters as a result of poor relative performance for spread sectors (corporate bonds and mortgage- and asset-backed securities). Spreads widened due to the shrinking supply of U.S. Treasuries and the withdrawal of risk capital from the market. As market volatility virtually shut down new issuance of investment grade bonds, corporate securities underperformed Treasuries by 227 basis points. However, in the second quarter, the economy began showing signs of a slowdown. By June, spread sectors outperformed U.S. Treasuries by 50 basis points on a duration-adjusted basis.

The outlook on spread sectors is optimistic, particularly if the economy shows more definitive signs of slowing down. Diminished market volatility would renew investor confidence in spread product, which would bode well for the Fund's performance going forward. In a continuing effort to keep inflation at bay, the Federal Reserve may raise interest rates again at their August meeting.

                          Average Annual Total Returns

Years ended June 30, 2000                  1 Year      5 Years     Life of Fund

Government Bond Fund                        3.98%       5.26%         6.18%

Lehman Intermediate Government Bond Index   4.21%       5.81%         6.56%

Lipper Short-Intermediate
U.S. Government Funds Average               3.70%       4.98%         5.81%

                   Growth of a $10,000 Investment Since 1991

                                    [GRAPH]

        8/26/91        10,000        10,000
       12/31/91        10,727        10,660
       12/31/92        11,434        11,399
       12/31/93        12,292        12,330
       12/31/94        12,184        12,114
       12/31/95        13,775        13,860
       12/31/96        14,259        14,423
       12/31/97        15,269        15,537
       12/31/98        16,441        16,856
       12/31/99        16,491        16,946
        6/30/00        16,989        17,536

The Government Bond Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Intermediate Government Bond Index is an unmanaged index of U.S. Government and Agency bonds with remaining maturities of one to ten years. The Lipper Short-Intermediate U.S. Government Funds Average is the non-weighted average performance of 91 funds investing in short- to intermediate government securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
Generates high income while seeking to preserve capital and maintain liquidity by investing primarily in debt instruments issued or guaranteed by the U.S. Government or its agencies.

                              Portfolio Composition

                                    [GRAPH]

As of June 30, 2000, the sector allocation of net assets was:

U.S. Gov't & Agency Obligations                 78%
U.S. Gov't Agency Mortgage-Backed Securities    15%
Asset-Backed Securities                          7%

Money Market Fund

The Money Market Fund returned 3.02% for the first half of the year, outperforming its benchmark, the iMoneyNet, Inc. Index*, which returned 2.71% for the same period.

During the period, the bond market saw one of the worst relative performances ever recorded. Early in the year the yield curve, where long-term rates usually exceed short-term rates, began to invert. Long-term Treasury yields declined in response to the Treasury's buy-back program and curtailment of the issue of new Treasuries. This, in combination with the Federal Reserve's continued interest rate hikes contributed to the yield curve inversion. Federal Reserve policymakers acted on concerns about inflation, the trade deficit, and the effect of rising personal wealth on consumer spending and borrowing.

During the first quarter, the Fund benefited from an increase in floating note rates. Such notes have variable rates, which reset periodically and enable the Fund to more fully participate in higher interest rates. Strong consumer spending, especially in housing and cars, coupled with job growth favored supply of these notes. In the second quarter, inflation fears lessened somewhat when the Federal Reserve decided against raising rates, and the Fund's manager increased holdings of corporate notes with longer maturities and commercial paper characterized by flexibility and safety and issued by top-rated firms. Those positions, along with government agency securities and repurchase agreements, which have shorter maturities, were included to maximize liquidity for the portfolio.

For the remainder of 2000, the Fund's manager will maintain these core holdings, considering possible reallocations if interest rate policies appear to have effected a slowdown in economic growth.

* Formerly IBC Donoghue, this represents a name change only.

Investment Sub-Adviser

Allmerica Asset Management, Inc.

About the Fund

Strives to maximize current income for investors while preserving capital and liquidity.

                              Portfolio Composition

As of June 30, 2000, the sector allocation of net assets was:

                                    [GRAPH]

Corporate Notes                    47%
Commercial Paper                   30%
U.S. Gov't & Agency Obligations     7%
Municipal                           5%
Other                              11%

                          Average Annual Total Returns

 Years ended June 30, 2000             1 Year      5 Years       10 Years

 Money Market Fund                     5.73%        5.51%          5.15%

 iMoneyNet, Inc.*                      5.16%        4.97%          4.67%

 Lipper Money Market Funds Average     5.06%        4.91%          4.68%

*Formerly IBC Donoghue, this represents a name change only.


                         Average Yield as of June 30, 2000

 Money Market Fund 7-Day Yield                                     6.51%


                   Growth of a $10,000 Investment Since 1990

                                    [GRAPH]

                    Money Market    Money Net
                        Fund           Inc.

        6/30/90        10,000        10,000
       12/31/90        10,399        10,374
       12/31/91        10,995        10,963
       12/31/92        11,411        11,328
       12/31/93        11,753        11,626
       12/31/94        12,175        12,055
       12/31/95        12,886        12,711
       12/31/96        13,576        13,332
       12/31/97        14,255        13,999
       12/31/98        15,040        14,693
       12/31/99        15,821        15,365
        6/30/00        16,299        15,781

The Money Market Fund is a portfolio of the Allmerica Investment Trust. Portfolio composition will vary over time. The Fund is neither insured nor guaranteed the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. iMoneyNet, Inc. is an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Funds Average is the average investment performance of 364 funds within the Money Market category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

                         Select Aggressive Growth Fund

              PORTFOLIO OF INVESTMENTS . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                         Value
     Shares                                            (Note 2)

-----------------------------------------------------------------
 COMMON STOCKS - 98.2%
             Advertising - 2.7%
    131,900  ADVO, Inc.*                              $ 5,539,800
    341,200  TMP Worldwide, Inc.*                      25,184,825
                                                      -----------
                                                       30,724,625
                                                      -----------
             Apparel Retailers - 1.9%
     72,600  Chico's FAS, Inc.*                         1,452,000
    402,830  Intimate Brands, Inc.                      7,955,892
    177,000  Timberland Co.*                           12,533,812
                                                      -----------
                                                       21,941,704
                                                      -----------
             Banking - 2.6%
    159,300  City National Corp.                        5,655,150
    479,400  Silicon Valley Bancshares*                20,434,425
     38,700  State Street Corp.                         4,104,619
                                                      -----------
                                                       30,194,194
                                                      -----------
             Beverages, Food & Tobacco - 0.4%
    381,000  The Topps Co., Inc.*                       4,381,500
                                                      -----------
             Chemicals - 1.4%
    191,400  Church & Dwight Co., Inc.                  3,445,200
    595,600  Occidental Petroleum Corp.                12,544,825
                                                      -----------
                                                       15,990,025
                                                      -----------
             Commercial Services - 4.8%
     20,300  Affymetrix, Inc.*                          3,352,037
    359,200  Danka Business Systems, Plc ADR*           1,391,900
    114,400  Documentum, Inc.*                         10,224,500
    305,100  Manpower, Inc.                             9,763,200
    353,100  Robert Half International, Inc.*          10,063,350
     48,900  StarTek, Inc.*                             2,463,337
    194,600  Teletech Holdings, Inc.*                   6,044,762
    250,400  The Source Information Management Co.*     3,818,600
    213,200  Valassis Communications, Inc.*             8,128,250
                                                      -----------
                                                       55,249,936
                                                      -----------
             Communications - 7.1%
    194,450  CTC Communications Group, Inc.*            7,000,200
    279,800  Digital Lightwave, Inc.*                  28,119,900
    466,000  Exodus Communications, Inc.*              21,465,125
    215,900  Harmonic, Inc.*                            5,343,525
    111,750  Mastec, Inc.*                              4,267,453
    194,200  Network Appliance, Inc.*                  15,633,100
                                                      -----------
                                                       81,829,303
                                                      -----------
             Computer Software & Processing - 11.9%
    313,400  BEA Systems, Inc.*                        15,493,712
     40,000  Broadvision, Inc.*                         2,032,500
    179,700  Business Objects S.A. ADR*                15,836,062
     66,000  Check Point Software Technologies Ltd.    13,975,500
    481,300  Comdisco, Inc.                            10,739,006
     50,700  I2 Technologies, Inc.*                     5,286,266
     58,500  ISS Group, Inc.*                           5,775,962

                                                      Value
     Shares                                         (Note 2)

--------------------------------------------------------------
             Computer Software & Processing (continued)
    146,800  Netopia, Inc.*                        $ 5,899,525
    433,200  Phoenix Technologies Ltd.*              7,066,575
    207,200  Remedy Corp.*                          11,551,400
     25,000  SERENA Software, Inc.*                  1,135,157
    879,700  Sybase, Inc.*                          20,233,100
    243,700  Symantec Corp.*                        13,144,569
     47,005  VeriSign, Inc.*                         8,296,382
                                                   -----------
                                                   136,465,716
                                                   -----------
             Computers & Information - 6.9%
    753,200  Advanced Digital Information Corp.*    12,004,125
    204,800  Anixter International, Inc.*            5,427,200
    215,400  Infocus Corp.*                          6,933,188
    415,900  Infospace.com, Inc.*                   22,978,475
    256,000  Integrated Silicon Solution, Inc.*      9,728,000
  1,001,700  Maxtor Corp.*                          10,580,456
    362,600  Mercury Computer Systems, Inc.*        11,716,513
                                                   -----------
                                                    79,367,957
                                                   -----------
             Electronics - 18.9%
    118,600  Amphenol Corp.*                         7,849,838
    235,500  ANADIGICS, Inc.*                        8,021,719
    347,500  ASM International N.V.*                 9,208,750
    275,300  AVX Corp.                               6,314,694
    346,900  Credence Systems Corp.*                19,144,544
    170,700  CTS Corp.                               7,681,500
    188,700  Electroglas, Inc.*                      4,057,050
    153,350  Exar Corp.*                            13,370,203
    299,900  Helix Technology Corp.                 11,696,100
    248,500  Integrated Device Technology, Inc.*    14,878,938
    434,600  International Rectifier Corp.*         24,337,600
    560,300  KEMET Corp.*                           14,042,519
    253,000  Semtech Corp.*                         19,350,553
    526,200  Telcom Semiconductor, Inc.*            21,245,325
    398,300  Three-Five Systems, Inc.*              23,499,700
    264,100  Trimble Navigation, Ltd.*              12,891,381
                                                   -----------
                                                   217,590,414
                                                   -----------
             Entertainment & Leisure - 0.2%
    174,900  Argosy Gaming Company*                  2,514,188
                                                   -----------

             Financial Services - 2.9%
    616,332  Metris Cos., Inc.                      15,485,342
    182,600  Southwest Securities Group              6,801,850
    326,600  Waddell & Reed Financial, Class A      10,716,563
                                                   -----------
                                                    33,003,755
                                                   -----------

             Health Care Providers - 1.4%
    362,900  First Health Group Corp.*              11,907,656
     84,400  Patterson Dental Co.*                   4,299,125
                                                   -----------
                                                    16,206,781
                                                   -----------


                       See Notes to Financial Statements.
--------------------------------------------

                         Select Aggressive Growth Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                           Value
     Shares                                              (Note 2)

-------------------------------------------------------------------
             Heavy Machinery - 2.1%
    203,500  American Standard Companies, Inc.*         $ 8,343,500
    341,400  Dycom Industries, Inc.*                     15,704,400
                                                        -----------
                                                         24,047,900
                                                        -----------

             Insurance - 1.0%
    128,400  Unitedhealth Group, Inc.                    11,010,300
                                                        -----------

             Lodging - 0.6%
    280,000  Station Casinos, Inc.*                       7,000,000
                                                        -----------

             Media - Broadcasting & Publishing - 2.4%
    139,050  Allegiance Telecom, Inc.*                    8,899,200
    169,200  Hispanic Broadcasting Corp.*                 5,604,750
    335,800  Price Communications Corp.*                  7,912,288
     50,100  Univision Communications, Inc.*              5,185,350
                                                        -----------
                                                         27,601,588
                                                        -----------

             Medical Supplies - 6.6%
    193,200  Allergan, Inc.                              14,393,400
    409,300  LTX Corp.*                                  14,299,919
     93,300  Photon Dynamics, Inc.*                       6,968,344
    219,300  PolyMedica Corp.*                            9,484,725
    287,400  ResMed, Inc.*                                7,687,950
    187,400  Waters Corp.*                               23,389,863
                                                        -----------
                                                         76,224,201
                                                        -----------

             Metals - 1.5%
    262,000  CommScope, Inc.*                            10,742,000
    141,600  Lone Star Technologies, Inc.*                6,549,000
                                                        -----------
                                                         17,291,000
                                                        -----------

             Oil & Gas - 4.7%
    236,500  Dynegy, Inc.                                16,155,906
    118,700  Equitable Resources, Inc.                    5,727,275
    341,300  Ocean Energy, Inc.*                          4,842,194
    146,200  UTI Energy Corp.*                            5,866,275
    407,700  Valero Energy Corp.                         12,944,475
    355,400  Vintage Petroleum, Inc.                      8,018,713
                                                        -----------
                                                         53,554,838
                                                        -----------

             Pharmaceuticals - 9.8%
    212,700  Alpharma, Inc. Class A                      13,240,575
    236,000  Andrx Corp.*                                15,085,568
    385,200  Jones Pharma, Inc.                          15,383,925
    377,550  King Pharmaceuticals, Inc.*                 16,565,006
    173,100  Medimmune, Inc.*                            12,809,400
    103,200  Millennium Pharmaceuticals*                 11,545,500
    275,600  Noven Pharmaceuticals, Inc.*                 8,285,225
    192,000  Priority Healthcare Corp. Class B*          14,268,000
     30,000  Protein Design Labs, Inc.*                   4,948,593
                                                        -----------
                                                        112,131,792
                                                        -----------

                                                       Value
     Shares                                           (Note 2)

-----------------------------------------------------------------
             Restaurants - 1.1%
    267,200  Applebee's International, Inc.        $    8,099,500
    154,700  Brinker International, Inc.*               4,524,975
                                                   --------------
                                                       12,624,475
                                                   --------------

             Retailers - 3.5%
    472,900  BJ's Wholesale Club, Inc.*                15,605,700
    186,500  Michaels Stores, Inc.*                     8,544,031
    774,900  Pier 1 Imports, Inc.                       7,555,275
    223,400  Zale Corp.*                                8,154,100
                                                   --------------
                                                       39,859,106
                                                   --------------

             Telephone Systems - 0.8%
    267,500  Brightpoint, Inc.*                         2,315,560
     95,400  Powertel, Inc.*                            6,767,438
                                                   --------------
                                                        9,082,998
                                                   --------------

             Textiles, Clothing & Fabrics - 0.5%
    173,700  Liz Claiborne, Inc.                        6,122,925
                                                   --------------
             Transportation - 0.5%
    298,500  Avis Rent A Car, Inc.*                     5,596,875
                                                   --------------

             Total Common Stocks                    1,127,608,096
                                                   --------------
             (Cost $912,558,379)

 Total Investments - 98.2%                          1,127,608,096
                                                   --------------
 (Cost $912,558,379)
 Net Other Assets and Liabilities - 1.8%               20,277,569
                                                   --------------
 Total Net Assets - 100.0%                         $1,147,885,665
                                                   ==============

------------------
*    Non-income producing security.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 2000, the aggregate cost of investment securities for tax purposes was $912,558,379. Net unrealized appreciation (depreciation) aggregated $215,049,717, of which $274,006,566 related to appreciated investment securi-ties and $(58,956,849) related to depreciated investment securities.

OTHER INFORMATION

For the six months ended June 30, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $622,791,581 and $514,547,206 of non-governmental issuers, respectively.

At June 30, 2000, the value of the securities loaned amounted to $151,840,505. The value of collateral amounted to $157,169,088 which consisted of cash equiv-alents.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                        Select International Equity Fund

              PORTFOLIO OF INVESTMENTS . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                    Value
     Shares                                       (Note 2)

------------------------------------------------------------
 COMMON STOCKS - 94.6%
             Australia - 3.7%
    120,830  Brambles Industries, Ltd.           $ 3,709,445
    369,570  National Australia Bank, Ltd.         6,165,684
    740,334  News Corp., Ltd.                     10,182,776
    966,300  Telstra Corp.                         3,917,863
    414,617  Westpac Banking Corp., Ltd.           2,987,772
                                                 -----------
                                                  26,963,540
                                                 -----------
             China - 0.7%
 23,302,000  Petrochina Co. Ltd. *                 4,842,156
                                                 -----------
             Denmark  -  0.6%
     65,460  Tele Danmark                          4,404,640
                                                 -----------
             France - 10.7%
    190,530  Alcatel Alsthom                      12,487,508
    189,743  Aventis                              13,838,830
    106,707  Axa                                  16,797,037
     74,460  Michelin, Class B                     2,387,523
    104,980  Total SA, Class B                    16,084,511
    195,160  Vivendi                              17,212,878
                                                 -----------
                                                  78,808,287
                                                 -----------
             Germany - 3.5%
    291,284  Bayerische Motoren Werke (BMW) AG     8,795,204
    101,680  HypoVereinsbank                       6,605,997
    204,309  Veba AG                              10,018,568
                                                 -----------
                                                  25,419,769
                                                 -----------
             Hong Kong - 2.4%
    409,000  Cheung Kong Holdings Ltd.             4,525,217
    696,000  China Telecom, Ltd.                   6,138,163
  1,532,000  China Unicom Limited *                3,252,436
    295,500  Hong Kong Electric                      951,451
    415,000  Sun Hung Kai Properties Ltd.          2,981,194
                                                 -----------
                                                  17,848,461
                                                 -----------
             Italy - 3.1%
    850,028  ENI                                   4,906,192
  1,285,652  Telecom Italia                       17,662,030
                                                 -----------
                                                  22,568,222
                                                 -----------
             Japan - 17.4%
     37,300  Acom Co., Ltd.                        3,134,987
    219,000  Bank of Tokyo Mitsubishi              2,643,352
    362,000  Canon, Inc.                          18,009,609
    166,000  Fuji Photo Film                       6,788,271
    961,000  Hitachi Ltd (Hit. Seisakusho)        13,854,064
     82,000  Honda Motor Co., Ltd.                 2,789,222
     65,000  Hoya Corp.                            5,818,338
    153,500  Kao Corp.                             4,686,140
     64,000  Murata Manufacturing Co., Ltd.        9,178,176
    437,000  NEC Corp.                            13,711,574

                                                         Value
     Shares                                            (Note 2)

-----------------------------------------------------------------
             Japan (continued)
        476  Nippon Telegraph & Telephone Corp.       $ 6,323,942
        261  NTT Mobile Communcations Network, Inc.     7,058,042
     26,200  Rohm Co., Ltd.                             7,652,878
    188,000  Shiseido Co., Ltd.                         2,905,108
     73,100  Sony Corp.                                 6,818,900
    202,000  Takeda Chemical Industries, Ltd.          13,247,140
     26,600  Takefuji Corp.                             3,210,647
                                                      -----------
                                                      127,830,390
                                                      -----------
             Netherlands - 11.8%
    351,187  ABN-Amro Holdings                          8,597,093
    319,581  Elsevier NV                                3,869,007
    119,465  Fortis (NL) NV                             3,474,998
     59,020  Heineken NV                                3,589,508
    368,352  ING Groep NV                              24,880,115
    244,985  Koninklijke Ahold, NV                      7,205,572
    177,183  Koninklijke, NV                            8,350,351
    270,790  KPN NV                                    12,103,149
    130,810  Royal Dutch Petroleum Co.                  8,124,151
    151,235  TNT Post Group, NV                         4,075,934
     46,350  VNU NV                                     2,392,230
                                                      -----------
                                                       86,662,108
                                                      -----------
             New Zealand - 0.1%
    221,966  Telecom Corp. of New Zealand, Ltd.           775,749
                                                      -----------
             Portugal - 0.3%
    127,317  Electricidade de Portugal                  2,310,218
                                                      -----------
             Singapore - 1.3%
    429,075  DBS Group Holdings Ltd.                    5,515,630
    254,200  Overseas Chinese Banking Corp.             1,751,590
    150,000  Singapore Press Holdings, Ltd.             2,345,100
                                                      -----------
                                                        9,612,320
                                                      -----------
             South Korea - 0.6%
     52,475  Korea Telecom Corp., Sponsored ADR         2,538,478
     71,600  Pohang Iron & Steel Co., Sponsored ADR     1,718,400
                                                      -----------
                                                        4,256,878
                                                      -----------
             Spain - 2.3%
    695,214  Banco de Santander                         7,328,876
    446,347  Telefonica SA *                            9,581,017
                                                      -----------
                                                       16,909,893
                                                      -----------
             Sweden - 1.2%
    427,980  Ericsson AB                                8,475,092
                                                      -----------
             Switzerland - 9.0%
      4,225  Alusuisse Lonza Holdings, Registered       2,753,970
      1,043  Givaudan*                                    317,543
      4,225  Lonza AG, Registered                       2,202,140
      7,752  Nestle SA                                 15,520,162
      7,338  Novartis AG                               11,627,049
      1,043  Roche Holdings AG                         10,156,267

                       See Notes to Financial Statements.
--------------------------------------------

                        Select International Equity Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                             Value
     Shares                                                 (Note 2)

----------------------------------------------------------------------
             Switzerland (continued)
      6,122  Schweiz Rueckverisch, Sponsored ADR          $ 12,482,003
     75,480  Union Bank of Switzerland                      11,061,881
                                                          ------------
                                                            66,121,015
                                                          ------------
             United Kingdom - 25.9%
    138,000  3I Group, Plc                                   2,840,261
    548,925  Allied Zurich, Plc                              6,480,169
    462,515  Barclays Bank, Plc                             11,487,578
    148,439  British American Tobacco Industries, Plc          993,636
  1,488,200  BTR Siebe, Plc, Sponsored ADR                   5,583,875
    751,350  Cable & Wireless, Plc                          12,767,165
    820,960  Cadbury Schweppes, Plc                          5,399,126
    912,912  Diageo, Plc                                     8,177,866
    355,331  EMI Group, Plc                                  3,298,786
    432,100  Glaxo Wellcome, Plc                            12,597,184
  1,022,542  Granada Group, Plc                             10,065,903
    934,200  Hilton Group, Plc                               3,282,405
    908,096  Lloyds TSB Group, Plc                           8,609,204
    615,317  Marconi, Plc                                    8,014,135
    225,450  Old Mutual, Plc                                   495,945
    170,720  Pearson, Plc                                    5,364,893
    246,535  Peninsular & Oriental Steam Navigation Co.      2,113,273
    838,600  Prudential Corp., Plc                          12,293,876
    106,260  Railtrack Group, Plc                            1,647,083
    326,250  Reuters Group, Plc                              5,568,435
     77,450  RMC Group, Plc                                  1,008,740
  1,912,896  Shell Transportation & Trading, Plc            16,107,349
    332,400  TI Group, Plc                                   1,794,661
  8,611,366  Vodafone Airtouch, Plc                         34,951,812
    190,775  Zeneca Group, Plc                               8,916,118
                                                          ------------
                                                           189,859,478
                                                          ------------

             Total Common Stocks                           693,668,216
                                                          ------------
             (Cost $557,867,371)
 Total Investments - 94.6%                                 693,668,216
                                                          ------------
 (Cost $557,867,371)
 Net Other Assets and Liabilities - 5.4%                    39,445,021
                                                          ------------
 Total Net Assets - 100.0%                                $733,113,237
                                                          ============

------------------
*   Non-income producing security.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

Industry Concentration
   of Common Stocks
as a Percentage of Net
        Assets:

Telephone Systems           16.1%
Banking                     11.2
Pharmaceuticals              9.7
Electronics                  7.4
Insurance                    7.1
Oil & Gas                    6.8
Communications               5.0
Beverages, Food & Tobacco    4.6
Media - Broadcasting &
 Publishing                  4.1
Industrial - Diversified     3.4
Electrical Equipment         3.1
Financial Services           2.3
Automotive                   1.9
Electric Utilities           1.8
Entertainment & Leisure      1.8
Chemicals                    1.6
Food Retailers               1.0
Real Estate                  1.0
Transportation               1.0
Commercial Services          0.9
Medical Supplies             0.8
Cosmetics & Personal Care    0.6
Metals                       0.6
Lodging                      0.5
Miscellaneous                0.2
Building Materials           0.1
Net Other Assets and
 Liabilities                 5.4
                           -----
 Total                     100.0%
                           =====

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                        Select International Equity Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------


FORWARD FOREIGN CURRENCY CONTRACTS PURCHASED:

Contracts To                                                                      Unrealized Appreciation
  Receive     Currency Settlement Dates Contracts At Value In Exchange For U.S. $     (Depreciation)
------------  -------- ---------------- ------------------ ---------------------- -----------------------
   3,449,215    EUR        07/03/00     $        3,291,224 $            3,286,067 $                 5,157
     541,026    EUR        07/31/00                517,225                516,410                     815
 369,144,000    JPY        07/03/00              3,480,279              3,521,022                 (40,743)
   1,263,606    CHF        07/03/00                775,080                773,368                   1,712
                                        ------------------ ---------------------- -----------------------
                                        $        8,063,808 $            8,096,867 $               (33,059)
                                        ================== ====================== =======================

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

Contracts To                                                                      Unrealized Appreciation
  Deliver     Currency Settlement Dates Contracts At Value In Exchange For U.S. $     (Depreciation)
------------  -------- ---------------- ------------------ ---------------------- -----------------------
     247,171    GBP        07/03/00     $          374,339 $              370,312 $                (4,027)
     235,734    GBP        07/05/00                357,033                356,760                    (273)
 409,678,315    JPY        07/03/00              3,862,436              3,892,610                  30,174
 590,570,000    JPY        07/18/00              5,584,370              5,662,224                  77,854
 347,056,000    JPY        07/28/00              3,288,219              3,337,077                  48,858
 307,605,000    JPY        08/09/00              2,920,615              2,886,142                 (34,473)
 584,299,000    JPY        08/21/00              5,559,235              5,543,634                 (15,601)
 497,728,000    JPY        08/30/00              4,742,965              4,690,900                 (52,065)
 371,882,000    JPY        09/05/00              3,547,549              3,587,690                  40,141
                                        ------------------ ---------------------- -----------------------
                                        $       30,236,761 $           30,327,349 $                90,588
                                        ================== ====================== =======================

------------------
CHF  Swiss Franc
EUR  Euro Currency
GBP  British Pound Sterling
JPY  Japanese Yen

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 2000, the aggregate cost on investment securities for tax purposes was $557,867,371. Net unrealized appreciation (depreciation) aggregated $135,800,845, of which $171,511,373 related to appreciated investment securi-ties and $(35,710,528) related to depreciated investment securities.

OTHER INFORMATION

For the six months ended June 30, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $177,149,583 and $92,575,943 of non-governmental issuers, respectively.

At June 30, 2000, the value of the securities loaned amounted to $74,044,620. The value of collateral amounted to $78,039,259 which consisted of cash equiva-lents.

                       See Notes to Financial Statements.
--------------------------------------------

                    Core Equity Fund (Formerly Growth Fund)

              PORTFOLIO OF INVESTMENTS . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                Value
  Shares                                      (Note 2)
-------------------------------------------------------
 COMMON STOCKS - 99.0%
         Aerospace & Defense - 0.5%
 163,050 Honeywell International, Inc.       $5,492,747
                                             ----------
         Apparel Retailers - 1.1%
 373,500 Gap, Inc.                           11,671,875
                                             ----------
         Automotive - 0.4%
  48,900 Ford Motor Co.                       2,102,700
  42,015 General Motors Corp.                 2,439,496
   6,403 Visteon Corp.*                          77,632
                                             ----------
                                              4,619,828
                                             ----------
         Banking - 6.2%
 158,100 Bank of America Corp.                6,798,300
 220,100 Bank of New York Co., Inc.          10,234,650
 154,650 Chase Manhattan Corp.                7,123,566
 341,050 Citigroup, Inc.                     20,548,262
 234,600 Firstar Corp.                        4,941,262
 273,800 SLM Holding Corp.                   10,250,387
 242,200 Washington Mutual, Inc.              6,993,525
                                             ----------
                                             66,889,952
                                             ----------
         Beverages, Food & Tobacco - 4.7%
 127,300 Anheuser-Busch Companies, Inc.       9,507,719
 222,600 Coca-Cola Co.                       12,785,587
 177,200 General Mills, Inc.                  6,777,900
 221,300 PepsiCo, Inc.                        9,834,019
 210,300 Philip Morris Cos., Inc.             5,586,094
 115,200 Safeway, Inc.*                       5,198,400
  22,300 Seagram Co., Ltd.                    1,293,400
                                             ----------
                                             50,983,119
                                             ----------
         Building Materials - 0.5%
 109,600 Home Depot, Inc.                     5,473,150
                                             ----------
         Chemicals - 1.2%
 164,600 Du Pont (E.I.) De Nemours and Co.    7,201,250
 473,800 Grace (W.R.) & Co.*                  5,744,825
                                             ----------
                                             12,946,075
                                             ----------
         Commercial Services - 1.2%
 269,500 Halliburton Co.                     12,717,031
                                             ----------
         Communications - 4.8%
  31,200 ADC Telecommunications, Inc.*        2,616,900
  32,500 Echostar Communications Corp.*       1,076,055
 264,000 Lucent Technologies, Inc.           15,642,000
  44,200 Network Appliance, Inc.*             3,558,100
  68,800 Nokia Oyj Corp., Sponsored ADR       3,435,700
 327,800 Nortel Networks Corp.               22,372,350
  47,800 Qualcomm, Inc.*                      2,868,000
                                             ----------
                                             51,569,105
                                             ----------

                                                      Value
  Shares                                            (Note 2)
--------------------------------------------------------------
         Computer Software & Processing - 8.6%
 197,600 America Online, Inc.*                     $10,423,400
 117,100 Computer Associates International, Inc.     5,994,056
  95,300 Electronic Data Systems Corp.               3,931,125
 285,000 Genuity, Inc.*                              2,609,545
 438,800 Microsoft Corp.*                           35,104,000
 218,400 Oracle Corp.*                              18,359,250
 104,500 Sun Microsystems, Inc.*                     9,502,969
  25,200 VERITAS Software Corp.*                     2,847,993
  37,000 Yahoo!, Inc.*                               4,583,375
                                                   -----------
                                                    93,355,713
                                                   -----------
         Computers & Information - 10.9%
 463,200 Cisco Systems, Inc.*                       29,442,150
 623,600 Compaq Computer Corp.                      15,940,775
 582,500 Dell Computer Corp.*                       28,724,531
 156,500 EMC Corp.*                                 12,040,719
 235,100 International Business Machines Corp.      25,758,144
  79,600 Minnesota Mining and Manufacturing Co.      6,567,000
                                                   -----------
                                                   118,473,319
                                                   -----------
         Cosmetics & Personal Care - 1.7%
 310,400 Avon Products, Inc.                        13,812,800
  76,900 Procter & Gamble Co.                        4,402,525
                                                   -----------
                                                    18,215,325
                                                   -----------
         Electrical Equipment - 0.9%
  35,100 American Power Conversion Corp.*            1,432,519
 144,100 Emerson Electric Co.                        8,700,037
                                                   -----------
                                                    10,132,556
                                                   -----------
         Electronics - 6.7%
  52,400 General Motors Corp., Class H*              4,598,100
 351,500 Intel Corp.                                46,991,156
  68,300 Micron Technology, Inc.*                    6,014,669
  90,590 Motorola, Inc.                              2,632,772
 121,000 Texas Instruments, Inc.                     8,311,187
  89,300 Titan Corp.*                                3,996,175
                                                   -----------
                                                    72,544,059
                                                   -----------
         Entertainment & Leisure - 0.5%
 143,600 Walt Disney Co.                             5,573,475
                                                   -----------
         Financial Services - 1.9%
 184,200 American Express Co.                        9,601,425
 145,000 Charles Schwab Corp.                        4,875,625
 150,900 Freddie Mac                                 6,111,450
                                                   -----------
                                                    20,588,500
                                                   -----------
         Forest Products & Paper - 0.3%
  50,300 Kimberly-Clark Corp.                        2,885,962
                                                   -----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                    Core Equity Fund (Formerly Growth Fund)

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                         Value
  Shares                                               (Note 2)
----------------------------------------------------------------
         Health Care Providers - 1.2%
 162,000 HCA - The Healthcare Corporation             $4,920,750
 361,000 HEALTHSOUTH Corp.*                            2,594,687
 206,400 Tenet Healthcare Corp.                        5,572,800
                                                      ----------
                                                      13,088,237
                                                      ----------
         Heavy Machinery - 2.0%
 109,200 Applied Materials, Inc.*                      9,896,250
 126,000 Dover Corp.                                   5,110,875
  91,700 Smith International, Inc.*                    6,676,906
                                                      ----------
                                                      21,684,031
                                                      ----------
         Household Products - 1.5%
  37,300 Corning, Inc.                                10,066,337
 173,200 Rohm & Haas Co.                               5,975,400
                                                      ----------
                                                      16,041,737
                                                      ----------
         Industrial - Diversified - 6.3%
 858,300 General Electric Co.                         45,489,900
 491,100 Tyco International, Ltd.                     23,265,862
                                                      ----------
                                                      68,755,762
                                                      ----------
         Insurance - 2.8%
  49,700 American General Corp.                        3,031,700
 135,000 American International Group, Inc.           15,862,500
  69,000 Marsh & McLennan Cos., Inc.                   7,206,188
  73,300 XL Capital, Ltd.                              3,967,363
                                                      ----------
                                                      30,067,751
                                                      ----------
         Media - Broadcasting & Publishing - 2.5%
  89,800 Comcast Corp., Class A*                       3,636,900
 255,000 News Corp., Ltd., Sponsored, Preferred ADR   12,112,500
 115,800 Time Warner, Inc.                             8,800,800
  33,600 Viacom, Inc., Class B*                        2,291,100
                                                      ----------
                                                      26,841,300
                                                      ----------
         Medical Supplies - 1.8%
  50,500 Agilent Technologies, Inc.*                   3,724,375
  97,200 Baxter International, Inc.                    6,834,375
  25,900 JDS Uniphase Corp.*                           3,104,763
 120,300 Medtronic, Inc.                               5,992,444
                                                      ----------
                                                      19,655,957
                                                      ----------
         Metals - 0.5%
  77,808 Alcoa, Inc.                                   2,256,432
 161,300 Masco Corp.                                   2,913,481
                                                      ----------
                                                       5,169,913
                                                      ----------
         Oil & Gas - 6.2%
 109,400 Coastal Corp.                                 6,659,725
 134,700 Exxon Mobil Corp.                            10,573,950
 225,700 Global Marine, Inc.*                          6,361,919
 259,000 Nabors Industries, Inc.*                     10,764,688
 432,300 R&B Falcon Corp.*                            10,186,069
 132,400 Royal Dutch Petroleum Co.                     8,150,875

                                                         Value
  Shares                                                (Note 2)
--------------------------------------------------------------------
         Oil & Gas (continued)
 210,500 Santa Fe International Corp.                 $    7,354,344
 143,400 Texaco, Inc.                                      7,636,050
                                                      --------------
                                                          67,687,620
                                                      --------------
         Pharmaceuticals - 9.6%
 196,800 Abbott Laboratories                              8,769,900
 161,200 American Home Products Corp.                     9,470,500
  40,700 AMGEN, Inc.*                                     2,859,175
  99,800 Bristol-Myers Squibb Co.                         5,813,350
 121,600 Johnson & Johnson                               12,388,000
  57,100 Lilly (Eli) & Co.                                5,702,863
 126,200 Merck & Co., Inc.                                9,670,075
 639,750 Pfizer, Inc.                                    30,708,000
 205,200 Pharmacia Corp.                                 10,606,275
 156,200 Schering-Plough Corp.                            7,888,100
                                                     --------------
                                                        103,876,238
                                                     --------------
         Retailers - 4.5%
 106,500 Circuit City Stores - Circuit City Group         3,534,469
 261,300 Costco Wholesale Corp.*                          8,622,900
 119,500 CVS Corp.                                        4,780,000
 270,600 RadioShack Corp.                                12,819,675
 333,100 Wal-Mart Stores, Inc.                           19,194,888
                                                     --------------
                                                         48,951,932
                                                     --------------
         Securities Broker - 0.7%
  69,000 Merrill Lynch & Co., Inc.                        7,935,000
                                                     --------------
         Telephone Systems - 7.3%
 279,385 AT&T Corp.                                       8,835,551
 258,700 Bell Atlantic Corp.                             13,145,194
 121,900 Global Crossing Ltd.*                            3,207,494
 137,401 Qwest Communications International, Inc.*        6,827,112
 406,392 SBC Communications, Inc.                        17,576,454
 103,900 Sprint Corp.                                     5,298,900
 112,500 Sprint Corp. (PCS Group)*                        6,693,750
 105,950 Vodafone AirTouch, Plc                           4,390,303
 285,129 Worldcom, Inc.*                                 13,080,293
                                                     --------------
                                                         79,055,051
                                                     --------------

         Total Common Stocks                          1,072,942,320
                                                     --------------
         (Cost $923,837,593)
 Total Investments - 99.0%                            1,072,942,320
                                                     --------------
 (Cost $923,837,593)
 Net Other Assets and Liabilities - 1.0%                 10,829,660
                                                     --------------
 Total Net Assets - 100.0%                           $1,083,771,980
                                                     ==============

------------------
*    Non-income producing security.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

                       See Notes to Financial Statements.
--------------------------------------------

                    Core Equity Fund (Formerly Growth Fund)

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 2000, the aggregate cost of investment securities for tax purposes was $923,837,593. Net unrealized appreciation (depreciation) aggregated $149,104,727, of which $198,072,773 related to appreciated investment securi-ties and $(48,968,046) related to depreciated investment securities.

OTHER INFORMATION

For the six months ended June 30, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $1,232,051,703 and $1,212,273,447 of non-governmental issuers, respectively.

At June 30, 2000, the value of the securities loaned amounted to $49,525,949. The value of collateral amounted to $50,994,278 which consisted of cash equiva-lents.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Equity Index Fund

              PORTFOLIO OF INVESTMENTS . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                      Value
  Shares                                            (Note 2)
-------------------------------------------------------------
 COMMON STOCKS - 98.6%
         Advertising - 0.3%
  16,300 Interpublic Group of Companies, Inc.      $  700,900
   9,600 Omnicom Group, Inc.                          855,000
   4,000 Young & Rubicam Inc.                         228,750
                                                   ----------
                                                    1,784,650
                                                   ----------
         Aerospace & Defense - 0.8%
  49,138 Boeing Co.                                 2,054,583
  10,900 General Dynamics Corp.                       569,525
  43,175 Honeywell International, Inc.              1,454,458
  21,482 Lockheed Martin Corp.                        533,022
   3,900 Northrop Grumman Corp.                       258,375
   7,800 Textron, Inc.                                423,637
                                                   ----------
                                                    5,293,600
                                                   ----------
         Airlines - 0.3%
   8,100 AMR Corp.*                                   214,144
   6,700 Delta Air Lines, Inc.                        338,769
  15,700 FedEx Corp.*                                 596,600
  26,812 Southwest Airlines, Inc.                     507,752
   3,600 U.S. Airways Group, Inc.*                    140,400
                                                   ----------
                                                    1,797,665
                                                   ----------
         Apparel Retailers - 0.5%
  46,050 Gap, Inc.                                  1,439,063
  17,600 Kohls Corp.*                                 979,000
  23,200 Limited, Inc.                                501,700
   7,100 Nordstrom, Inc.                              171,287
                                                   ----------
                                                    3,091,050
                                                   ----------
         Automotive - 1.0%
   3,800 Cooper Tire & Rubber Co.                      42,275
   8,209 Dana Corp.                                   173,928
  30,428 Delphi Automotive Systems Corp.              443,108
  65,200 Ford Motor Co.                             2,803,600
  28,900 General Motors Corp.                       1,678,006
   9,450 Genuine Parts Co.                            189,000
   5,700 Goodrich (B.F.) Co.                          194,156
   8,300 Goodyear Tire & Rubber Co.                   166,000
  16,400 Harley-Davidson, Inc.                        631,400
   4,800 ITT Industries, Inc.                         145,800
   3,300 Navistar International Corp.*                102,506
   4,180 Paccar, Inc.                                 165,894
   6,600 TRW, Inc.                                    286,275
   8,537 Visteon Corp.*                               103,509
                                                   ----------
                                                    7,125,457
                                                   ----------
         Banking - 6.5%
  21,200 Amsouth Bancorp                              333,900
  39,388 Associates First Capital Corp., Class A      878,845
  62,075 Banc One Corp.                             1,648,867
  89,659 Bank of America Corp.                      3,855,337
  39,800 Bank of New York Co., Inc.                 1,850,700
  18,800 BB&T Corp.                                   448,850

                                               Value
  Shares                                     (Note 2)
------------------------------------------------------
         Banking (continued)
  10,637 Capital One Financial Corp.        $  474,676
  11,200 Charter One Financial, Inc.           257,600
  66,878 Chase Manhattan Corp.               3,080,568
 182,540 Citigroup, Inc.                    10,998,035
   8,550 Comerica, Inc.                        383,681
  16,775 Fifth Third Bancorp                 1,061,019
  52,896 First Union Corp.                   1,312,482
  52,328 Firstar Corp.                       1,102,159
  48,676 Fleet Boston Financial Corp.        1,654,984
   8,600 Golden West Financial Corp.           350,987
  11,863 Huntington Bancshares, Inc.           187,584
  23,400 KeyCorp                               412,425
  43,318 MBNA Corp.                          1,175,001
  26,500 Mellon Financial Corp.                965,594
   8,800 Morgan (J.P.) & Co., Inc.             969,100
  32,600 National City Corp.                   556,237
  12,000 Northern Trust Corp.                  780,750
   7,350 Old Kent Financial Corp.              196,612
  15,800 PNC Bank Corp.                        740,625
  11,900 Regions Financial Corp.               236,512
   8,357 SLM Holding Corp.                     312,865
   9,100 Southtrust Corp.                      205,887
   8,800 State Street Corp.                    933,350
   9,400 Summit Bancorp                        231,475
  16,400 Suntrust Banks, Inc.                  749,275
  15,100 Synovus Financial Corp.               266,137
  40,550 U.S. Bancorp                          780,588
   7,300 Union Planters Corp.                  203,944
  10,900 Wachovia Corp.                        591,325
  29,583 Washington Mutual, Inc.               854,209
  87,130 Wells Fargo Co.                     3,376,287
                                            ----------
                                            44,418,472
                                            ----------
         Beverages, Food & Tobacco - 4.2%
   2,100 Adolph Coors Co.                      127,050
  24,500 Anheuser-Busch Companies, Inc.      1,829,844
  32,559 Archer-Daniels-Midland Co.            319,485
  14,800 Best Foods                          1,024,900
   3,700 Brown Forman Corp., Class B           198,875
  22,900 Campbell Soup Co.                     666,962
 133,900 Coca-Cola Co.                       7,690,881
  22,700 Coca-Cola Enterprises, Inc.           370,294
  26,600 Conagra, Inc                          507,062
  15,700 General Mills, Inc.                   600,525
  19,000 H.J. Heinz Co.                        831,250
   5,700 Hercules, Inc.                         80,156
   7,500 Hershey Foods Corp.                   365,156
  21,800 Kellogg Co.                           648,550
  17,500 Nabisco Group Holdings Corp.          453,906
  78,000 PepsiCo, Inc.                       3,466,125
 123,600 Philip Morris Cos., Inc.            3,283,125
   7,200 Quaker Oats Co.                       540,900
  16,400 Ralston Purina Group                  326,975
  26,800 Safeway, Inc. *                     1,209,350
  23,600 Seagram Co., Ltd.                   1,368,800
   7,000 Supervalu, Inc.                       133,437
  18,000 Sysco Corp.                           758,250

                       See Notes to Financial Statements.
--------------------------------------------

                               Equity Index Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                    Value
  Shares                                          (Note 2)
-----------------------------------------------------------
         Beverages, Food & Tobacco (continued)
  30,989 Unilever NV                             $1,332,527
   8,600 UST, Inc.                                  126,312
   6,300 Wrigley (Wm.) Jr. Co.                      505,181
                                                 ----------
                                                 28,765,878
                                                 ----------
         Building Materials - 1.1%
 125,097 Home Depot, Inc.                         6,247,032
  20,600 Lowes Cos., Inc.                           845,887
   2,900 Owens Corning                               26,825
   5,500 Vulcan Materials Co.                       234,781
                                                 ----------
                                                  7,354,525
                                                 ----------
         Chemicals - 0.9%
  12,400 Air Products & Chemicals, Inc.             382,075
   6,000 Avery Dennison Corp.                       402,750
  36,600 Dow Chemical Co.                         1,104,862
  56,700 Du Pont (E.I.) De Nemours and Co.        2,480,625
   4,200 Eastman Chemical Co.                       200,550
   3,600 Grace (W.R.) & Co.*                         43,650
   2,800 Great Lakes Chemical Corp.                  88,200
  19,900 Occidental Petroleum Corp.                 419,144
   9,400 PPG Industries, Inc.                       416,537
   8,500 Praxair, Inc.                              318,219
   4,608 Sealed Air Corp.*                          241,344
   7,200 Union Carbide Corp.                        356,400
                                                 ----------
                                                  6,454,356
                                                 ----------
         Commercial Services - 1.3%
  10,100 Allied Waste Industries, Inc.*             101,000
  34,000 Automatic Data Processing, Inc.          1,821,125
  38,933 Cendant Corp.*                             545,062
   8,200 Convergys Corp.*                           425,375
   8,700 Dun & Bradstreet Corp.                     249,037
   7,000 Ecolab, Inc.                               273,437
   7,500 Equifax, Inc.                              196,875
  22,400 First Data Corp.                         1,111,600
   4,000 Fluor Corp.                                126,500
   5,200 H&R Block, Inc.                            168,350
  24,000 Halliburton Co.                          1,132,500
  20,150 Paychex, Inc.                              846,300
   2,700 Perkinelmer, Inc.                          178,537
  14,000 Pitney Bowes, Inc.                         560,000
   6,200 Quintiles Transnational Corp.*              87,575
   6,600 R. R. Donnelley & Sons Co.                 148,912
  33,435 Waste Management, Inc.                     635,265
                                                 ----------
                                                  8,607,450
                                                 ----------
         Communications - 4.6%
  16,600 ADC Telecommunications, Inc.*            1,392,325
   4,300 Andrew Corp.*                              144,319
 176,182 Lucent Technologies, Inc.               10,438,783
  16,600 Network Appliance, Inc.*                 1,336,300
  41,000 Nextel Communications, Inc., Class A*    2,508,687
 160,360 Nortel Networks Corp.                   10,944,570
  40,100 Qualcomm, Inc.*                          2,406,000

                                                      Value
  Shares                                            (Note 2)
-------------------------------------------------------------
         Communications (continued)
   8,600 Scientific Atlanta, Inc.                  $  640,700
  22,100 Tellabs, Inc.*                             1,512,469
                                                   ----------
                                                   31,324,153
                                                   ----------
         Computer Software & Processing - 9.2%
   6,600 Adobe Systems, Inc.                          858,000
 124,208 America Online, Inc.*                      6,551,972
   3,200 Autodesk, Inc.                               111,000
  13,200 BMC Software, Inc.*                          481,594
   9,800 Cabletron Systems, Inc.*                     247,450
   7,700 Ceridian Corp.*                              185,281
  10,000 Citrix Systems, Inc.*                        189,375
  31,850 Computer Associates International, Inc.    1,630,322
   9,100 Computer Sciences Corp.*                     679,656
  19,300 Compuware Corp.*                             200,237
   3,800 Deluxe Corp.                                  89,537
  25,200 Electronic Data Systems Corp.              1,039,500
  16,000 IMS Health, Inc.                             288,000
 284,800 Microsoft Corp.*                          22,784,000
   5,200 NCR Corp.*                                   202,475
  17,800 Novell, Inc.*                                164,650
 153,560 Oracle Corp.*                             12,908,638
  14,800 Parametric Technology Corp.*                 162,800
  14,900 PeopleSoft, Inc.*                            249,575
   1,400 Shared Medical Systems Corp.                 102,112
  85,900 Sun Microsystems, Inc.*                    7,811,531
  16,700 Unisys Corp.*                                243,194
  21,250 VERITAS Software Corp.*                    2,401,581
  29,400 Yahoo!, Inc.*                              3,641,925
                                                   ----------
                                                   63,224,405
                                                   ----------
         Computers & Information - 10.2%
  18,900 3Com Corp.*                                1,089,109
  17,600 Apple Computer, Inc.*                        921,800
 376,400 Cisco Systems, Inc.*                      23,924,925
  91,857 Compaq Computer Corp.                      2,348,095
   8,400 Comverse Technology, Inc.*                   781,200
 139,300 Dell Computer Corp.*                       6,869,231
 117,500 EMC Corp.*                                 9,040,156
  17,360 Gateway 2000*                                985,180
  54,200 Hewlett-Packard Co.                        6,768,225
  95,900 International Business Machines Corp.     10,507,044
   7,000 Lexmark International Group, Inc.*           470,750
  21,500 Minnesota Mining and Manufacturing Co.     1,773,750
   3,200 Sapient Corp.*                               342,200
  12,400 Seagate Technology, Inc.*                    682,000
  10,800 Siebel Systems, Inc.*                      1,766,475
  32,200 Solectron Corp.*                           1,348,375
                                                   ----------
                                                   69,618,515
                                                   ----------
         Consumer Products - Diversified - 0.1%
  46,900 Sara Lee Corp.                               905,756
                                                   ----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Equity Index Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                        Value
  Shares                                              (Note 2)
---------------------------------------------------------------
         Containers & Packaging - 0.0%
   1,500 Ball Corp.                                  $   48,281
   6,800 Crown Cork & Seal Co., Inc.                    102,000
                                                     ----------
                                                        150,281
                                                     ----------
         Cosmetics & Personal Care - 1.3%
  12,800 Avon Products, Inc.                            569,600
  12,600 Clorox Co.                                     564,637
  31,200 Colgate-Palmolive Co.                        1,868,100
  56,400 Gillette Co.                                 1,970,475
   5,600 International Flavors & Fragrances, Inc.       169,050
  70,800 Procter & Gamble Co.                         4,053,300
                                                     ----------
                                                      9,195,162
                                                     ----------
         Electric Utilities - 1.6%
  23,000 AES Corp.*                                   1,049,375
   7,300 Ameren Corp.                                   246,375
  17,440 American Electric Power, Inc.                  516,660
   8,443 Cinergy Corp.                                  214,769
   5,800 CMS Energy Corp.                               128,325
  11,400 Consolidated Edison, Inc.                      337,725
   8,150 Constellation Energy Group, Inc.               265,384
   8,500 CP&L, Inc.                                     271,469
  12,950 Dominion Resources, Inc.                       555,231
   7,700 DTE Energy Co.                                 235,331
  19,917 Duke Energy Corp.                            1,122,821
  17,800 Edison International                           364,900
  12,300 Entergy Corp.                                  334,406
  12,400 FirstEnergy Corp.                              289,850
   9,700 Florida Power & Light Group Capital, Inc.      480,150
   5,400 Florida Progress Corp.                         253,125
   6,500 GPU, Inc.                                      175,906
   6,200 New Century Energies, Inc.                     186,000
   9,300 Niagara Mohawk Power Corp.*                    129,619
   8,400 Northern States Power Co.                      169,575
   9,100 Peco Energy Co.                                366,844
  20,700 PG&E Corp.                                     509,737
   4,500 Pinnacle West Capital Corp.                    152,437
   7,800 PPL Resources, Inc.                            171,112
  11,700 Public Service Enterprise Group, Inc.          405,112
  15,998 Reliant Energy, Inc.                           472,941
  11,013 Sempra Energy                                  187,221
  35,100 Southern Co.                                   818,269
  14,240 TXU Corp.                                      420,080
   9,600 Unicom Corp.                                   371,400
                                                     ----------
                                                     11,202,149
                                                     ----------
         Electrical Equipment - 0.6%
  10,400 American Power Conversion Corp.*               424,450
  16,700 Eastman Kodak Co.                              993,650
  23,100 Emerson Electric Co.                         1,394,662
   2,200 National Service Industries, Inc.               42,900
   2,400 Polaroid Corp.                                  43,350
  10,100 Rockwell International Corp.                   318,150
   3,100 Thomas & Betts Corp.                            59,287
  35,900 Xerox Corp.                                    744,925
                                                     ----------
                                                      4,021,374
                                                     ----------

                                                  Value
  Shares                                        (Note 2)
---------------------------------------------------------
         Electronics - 7.1%
   5,500 Adaptec, Inc.*                        $  125,125
   8,400 Advanced Micro Devices*                  648,900
  10,800 Altera Corp.*                          1,100,925
  19,200 Analog Devices, Inc.*                  1,459,200
  11,800 Conexant Systems, Inc.*                  573,775
 181,300 Intel Corp.                           24,237,544
  10,000 KLA-Tencor Corp.*                        585,625
  16,800 Linear Technology Corp.                1,074,150
  16,600 LSI Logic Corp.*                         898,475
  15,400 Maxim Integrated Products, Inc.*       1,046,237
  30,000 Micron Technology, Inc.*               2,641,875
   2,500 Millipore Corp.                          188,437
  10,625 Molex, Inc.                              511,328
 116,435 Motorola, Inc.                         3,383,892
   9,500 National Semiconductor Corp.*            539,125
   7,000 Novellus Systems, Inc.*                  395,937
  18,300 Raytheon Co., Class B                    352,275
   7,000 Sanmina Corp.*                           598,500
   9,500 Teradyne, Inc.*                          698,250
  88,600 Texas Instruments, Inc.                6,085,712
  17,500 Xilinx, Inc.*                          1,444,844
                                               ----------
                                               48,590,131
                                               ----------
         Entertainment & Leisure - 0.8%
  32,600 Carnival Corp.                           635,700
   6,500 Harrah's Entertainment, Inc.*            136,094
   9,250 Hasbro, Inc.                             139,328
  22,912 Mattel, Inc.                             302,152
 112,429 Walt Disney Co.                        4,363,651
                                               ----------
                                                5,576,925
                                               ----------
         Financial Services - 1.9%
  72,200 American Express Co.                   3,763,425
  73,600 Charles Schwab Corp.                   2,474,800
   6,100 Countrywide Credit Industries, Inc.      184,906
  54,600 Fannie Mae                             2,849,437
  13,030 Franklin Resources, Inc.                 395,786
  37,600 Freddie Mac                            1,522,800
  25,659 Household International, Inc.          1,066,452
   7,850 Providian Financial Corp.                706,500
                                               ----------
                                               12,964,106
                                               ----------
         Food Retailers - 0.3%
  22,942 Albertson's, Inc.                        762,821
   1,900 Great Atlantic & Pacific Tea Co.          31,587
  45,100 Kroger Co.*                              995,019
  10,000 Starbucks Corporation*                   381,875
   7,700 Winn-Dixie Stores, Inc.                  110,206
                                               ----------
                                                2,281,508
                                               ----------
         Forest Products & Paper - 0.7%
   2,800 Bemis Co.                                 94,150
   3,100 Boise Cascade Corp.                       80,212
  11,000 Fort James Corp.                         254,375
   9,100 Georgia-Pacific Corp.                    238,875
   7,900 Ikon Office Solutions, Inc.               30,612

                       See Notes to Financial Statements.
--------------------------------------------

                               Equity Index Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                 Value
  Shares                                                       (Note 2)
------------------------------------------------------------------------
         Forest Products & Paper (continued)
  26,141 International Paper Co.                              $  779,319
  30,140 Kimberly-Clark Corp.                                  1,729,282
   5,600 Louisiana Pacific Corp.                                  60,900
   5,400 Mead Corp.                                              136,350
   9,000 Pactiv Corp.*                                            70,875
   1,500 Potlatch Corp.                                           49,687
   2,800 Temple Inland, Inc.                                     117,600
   5,450 Westvaco Corp.                                          135,228
  12,600 Weyerhaeuser Co.                                        541,800
   5,900 Willamette Industries, Inc.                             160,775
                                                              ----------
                                                               4,480,040
                                                              ----------
         Health Care Providers - 0.3%
  30,200 HCA - The Healthcare Corporation                        917,325
  20,800 HEALTHSOUTH Corp.*                                      149,500
   5,400 Manor Care, Inc.*                                        37,800
  16,900 Tenet Healthcare Corp.                                  456,300
   3,300 Wellpoint Health Networks, Inc.*                        239,044
                                                              ----------
                                                               1,799,969
                                                              ----------
         Heavy Construction - 0.0%
   2,600 Kaufman and Broad Home Corp.                             51,512
   3,200 McDermott International, Inc.                            28,200
                                                              ----------
                                                                  79,712
                                                              ----------
         Heavy Machinery - 1.3%
  43,800 Applied Materials, Inc.*                              3,969,375
  17,880 Baker Hughes, Inc.                                      572,160
   4,600 Black & Decker Corp.                                    180,837
   1,200 Briggs & Stratton Corp.                                  41,100
  18,900 Caterpillar, Inc.                                       640,237
   2,100 Cummins Engine Co., Inc.                                 57,225
  12,700 Deere & Co.                                             469,900
  11,000 Dover Corp.                                             446,188
   8,800 Ingersoll-Rand Co.                                      354,200
   1,800 Milacron, Inc.                                           26,100
   6,500 Pall Corp.                                              120,250
   6,075 Parker-Hannifin Corp.                                   208,069
   4,700 Stanley Works                                           111,625
   3,100 Timken Co.                                               57,738
  25,400 United Technologies Corp.                             1,495,425
   5,100 W.W. Grainger, Inc.                                     157,144
                                                              ----------
                                                               8,907,573
                                                              ----------
         Home Construction, Furnishings & Appliances - 0.1%
   3,200 Centex Corp.                                             75,200
   4,700 Johnson Controls, Inc.                                  241,169
  10,500 Leggett & Platt, Inc.                                   173,250
   4,200 Maytag Corp.                                            154,875
   2,100 Pulte Corp.                                              45,413
   4,000 Whirlpool Corp.                                         186,500
                                                              ----------
                                                                 876,407
                                                              ----------

                                                       Value
  Shares                                             (Note 2)
--------------------------------------------------------------
         Household Products - 0.9%
  15,100 Corning, Inc.                              $4,075,113
   8,400 Fortune Brands, Inc.                          193,725
  16,300 Illinois Tool Works, Inc.                     929,100
  14,333 Newell Rubbermaid, Inc.                       369,075
   7,900 Owens-Illinois, Inc.*                          92,331
  11,675 Rohm & Haas Co.                               402,788
   3,100 Snap-On, Inc.                                  82,538
   4,000 Tiffany & Co.                                 270,000
   3,100 Tupperware Corp.                               68,200
                                                    ----------
                                                     6,482,870
                                                    ----------
         Industrial - Diversified - 4.8%
   2,000 Armstrong Holdings, Inc.                       30,625
   1,600 FMC Corp.*                                     92,800
 535,100 General Electric Co.                       28,360,300
  91,342 Tyco International, Ltd.                    4,327,327
                                                    ----------
                                                    32,811,052
                                                    ----------
         Insurance - 3.0%
   7,598 Aetna, Inc.                                   487,697
  14,300 AFLAC, Inc.                                   656,906
  40,138 Allstate Corp.                                893,071
  13,517 American General Corp.                        824,537
  83,390 American International Group, Inc.          9,798,325
  13,750 AON Corp.                                     427,109
   9,400 Chubb Corp.                                   578,100
   8,900 CIGNA Corp.                                   832,150
   8,600 Cincinnati Financial Corp.                    270,363
  17,407 Conseco, Inc.                                 169,718
  11,700 Hartford Financial Services Group, Inc.       654,469
   8,900 Humana, Inc.*                                  43,388
   5,600 Jefferson Pilot Corp.                         316,050
  10,300 Lincoln National Corp.                        372,088
   5,300 Loews Corp.                                   318,000
  14,650 Marsh & McLennan Cos., Inc.                 1,530,009
   5,300 MBIA, Inc.                                    255,394
   5,800 MGIC Investment Corp.                         263,900
   3,900 Progressive Corp.                             288,600
   6,800 SAFECO Corp.                                  135,150
  11,500 St. Paul Cos.                                 392,438
   6,900 Torchmark Corp.                               170,344
   8,800 Unitedhealth Group, Inc.                      754,600
  12,918 UnumProvident Corp.                           259,167
                                                    ----------
                                                    20,691,573
                                                    ----------
         Lodging - 0.1%
  19,900 Hilton Hotels Corp.                           186,563
  13,000 Marriott International, Inc., Class A         468,813
                                                    ----------
                                                       655,376
                                                    ----------
         Media - Broadcasting & Publishing - 2.6%
   3,400 American Greetings Corp., Class A              64,600
  18,400 Clear Channel Communications, Inc.*         1,380,000
  48,600 Comcast Corp., Class A*                     1,968,300
   4,800 Dow Jones & Company, Inc.                     351,600

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Equity Index Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                             Value
  Shares                                                   (Note 2)
--------------------------------------------------------------------
         Media - Broadcasting & Publishing (continued)
  14,400 Gannett Co., Inc.                                $  861,300
   4,300 Knight-Ridder, Inc.                                 228,706
  10,600 McGraw-Hill Cos., Inc.                              572,400
   2,800 Meredith Corp.                                       94,500
   9,200 New York Times Co., Class A                         363,400
  71,260 Time Warner, Inc.                                 5,415,760
   3,200 Times Mirror Co., Class A                           290,000
  13,000 Tribune Co.                                         455,000
  82,428 Viacom, Inc., Class B*                            5,620,559
                                                          ----------
                                                          17,666,125
                                                          ----------
         Medical Supplies - 1.6%
  24,424 Agilent Technologies, Inc.*                       1,801,270
   7,000 Allergan, Inc.                                      521,500
   2,900 Bausch & Lomb, Inc.                                 224,388
  15,800 Baxter International, Inc.                        1,110,938
  13,500 Becton, Dickinson & Co.                             387,281
   6,300 Biomet, Inc.                                        242,156
  22,000 Boston Scientific Corp.*                            482,625
   2,800 C.R. Bard, Inc.                                     134,750
   7,600 Danaher Corp.                                       375,725
   3,900 Eaton Corp.                                         261,300
  16,600 Guidant Corp.*                                      821,700
   3,600 Mallinckrodt, Inc.                                  156,375
  64,700 Medtronic, Inc.                                   3,222,869
  11,200 PE Corp. - PE Biosystems Group                      737,800
   4,500 St. Jude Medical, Inc.*                             206,438
   2,550 Tektronix, Inc.                                     188,700
   8,400 Thermo Electron Corp.*                              176,925
                                                          ----------
                                                          11,052,740
                                                          ----------
         Metals - 0.6%
  11,700 Alcan Aluminum, Ltd.                                362,700
  46,608 Alcoa, Inc.                                       1,351,632
   4,351 Allegheny Technologies, Inc.                         78,318
  21,400 Barrick Gold Corp.                                  389,213
   7,000 Bethlehem Steel Corp.*                               24,938
   5,000 Cooper Industries, Inc.                             162,813
   3,150 Crane Co.                                            76,584
   6,750 Engelhard Corp.                                     115,172
   8,500 Freeport-McMoRan Copper & Gold, Inc., Class B*       78,625
  14,000 Homestake Mining Co.                                 96,250
   9,700 Inco, Ltd.*                                         149,138
  24,100 Masco Corp.                                         435,306
   8,911 Newmont Mining Corp.                                192,700
   4,600 Nucor Corp.                                         152,663
   4,200 Phelps Dodge Corp.                                  156,188
  17,700 Placer Dome, Inc.                                   169,256
   4,620 USX - U.S. Steel Group                               85,759
   4,600 Worthington Industries, Inc.                         48,300
                                                          ----------
                                                           4,125,555
                                                          ----------
         Oil & Gas - 5.8%
   5,000 Amerada Hess Corp.                                  308,750
   7,000 Anadarko Petroleum Corp.                            345,188

                                                  Value
  Shares                                        (Note 2)
---------------------------------------------------------
         Oil & Gas (continued)
   6,200 Apache Corp.                          $  364,638
   3,800 Ashland, Inc.                            133,238
  11,582 Burlington Resources, Inc.               443,012
  35,300 Chevron Corp.                          2,993,881
  11,600 Coastal Corp.                            706,150
   4,400 Columbia Energy Group                    288,750
  33,600 Conoco, Inc., Class B                    825,300
   1,400 Eastern Enterprises                       88,200
  12,600 El Paso Energy Corp.                     641,813
  39,600 Enron Corp.                            2,554,200
 188,430 Exxon Mobil Corp.                     14,791,755
   5,181 Kerr-Mcgee Corp.                         305,355
   2,400 Nicor, Inc.                               78,300
   1,600 Oneok, Inc.                               41,500
   1,800 Peoples Energy Corp.                      58,275
  13,700 Phillips Petroleum Co.                   694,419
   5,100 Rowan Cos., Inc.*                        154,913
 116,000 Royal Dutch Petroleum Co.              7,141,250
  30,900 Schlumberger, Ltd.                     2,305,913
   4,800 Sunoco, Inc.                             141,300
  29,800 Texaco, Inc.                           1,586,850
   7,700 Tosco Corp.                              218,006
  11,427 Transocean Sedco Forex Inc.              610,630
  13,581 Union Pacific Resources Group, Inc.      298,782
  13,100 Unocal Corp.                             433,938
  16,800 USX-Marathon Group                       421,050
  23,800 Williams Cos., Inc.                      992,163
                                               ----------
                                               39,967,519
                                               ----------
         Pharmaceuticals - 10.0%
  83,800 Abbott Laboratories                    3,734,338
   5,500 ALZA Corp., Class A*                     325,188
  70,500 American Home Products Corp.           4,141,875
  55,500 AMGEN, Inc.*                           3,898,875
   8,000 Biogen, Inc.*                            516,000
 106,700 Bristol-Myers Squibb Co.               6,215,275
  15,000 Cardinal Health, Inc.                  1,110,000
  75,300 Johnson & Johnson                      7,671,188
  61,100 Lilly (Eli) & Co.                      6,102,363
  15,214 McKesson HBOC Corp.                      318,543
  11,400 Medimmune, Inc.*                         843,600
 124,400 Merck & Co., Inc.                      9,532,150
 340,550 Pfizer, Inc.                          16,346,400
  68,596 Pharmacia Corp.                        3,545,556
  79,300 Schering-Plough Corp.                  4,004,650
   4,500 Sigma Aldrich Corp.                      131,625
   5,300 Watson Pharmaceuticals, Inc.*            284,875
                                               ----------
                                               68,722,501
                                               ----------
         Restaurants - 0.4%
   6,500 Darden Restaurants, Inc.                 105,625
  72,300 McDonald's Corp.                       2,381,381
   7,810 Tricon Global Restaurants, Inc.*         220,633
   6,100 Wendy's International, Inc.              108,656
                                               ----------
                                                2,816,295
                                               ----------

                       See Notes to Financial Statements.
--------------------------------------------

                               Equity Index Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                     Value
  Shares                                           (Note 2)
------------------------------------------------------------
         Retailers - 3.6%
   3,000 Alberto-Culver Co., Class B              $   91,688
   7,100 AutoZone, Inc.*                             156,200
   7,500 Bed Bath & Beyond Inc.*                     271,875
  11,000 Best Buy Co., Inc.*                         695,750
  11,000 Circuit City Stores-Circuit City Group      365,063
   5,900 Consolidated Stores Corp.*                   70,800
  24,112 Costco Wholesale Corp.*                     795,696
  21,100 CVS Corp.                                   844,000
   5,000 Dillards, Inc., Class A                      61,250
  17,687 Dollar General Corp.                        344,897
  11,600 Federated Department Stores, Inc.*          391,500
   3,800 Harcourt General, Inc.                      206,625
  14,100 J.C. Penney Co., Inc.                       259,969
  26,000 K Mart Corp.*                               177,125
   2,100 Longs Drug Stores Corp.                      45,675
  17,900 May Department Stores Co.                   429,600
  17,000 Office Depot, Inc.*                         106,250
  10,000 RadioShack Corp.                            473,750
  13,900 Rite Aid Corp.                               91,219
  19,100 Sears Roebuck & Co.                         623,138
   8,800 Sherwin Williams Co.                        186,450
  26,000 Staples, Inc.*                              399,750
  24,600 Target Corp.                              1,426,800
  16,100 TJX Cos., Inc.                              301,875
  11,500 Toys "R" Us, Inc.*                          167,469
  54,500 Walgreen Co.                              1,754,219
 241,100 Wal-Mart Stores, Inc.                    13,893,388
                                                  ----------
                                                  24,632,021
                                                  ----------
         Securities Broker - 1.3%
   5,952 Bear Stearns Cos., Inc.                     247,752
   6,500 Lehman Brothers Holdings, Inc.              614,656
  21,100 Merrill Lynch & Co., Inc.                 2,426,500
  61,334 Morgan Stanley Dean Witter & Co.          5,106,056
   7,800 Paine Webber Group, Inc.                    354,900
   6,600 T. Rowe Price Associates, Inc.              280,500
                                                  ----------
                                                   9,030,364
                                                  ----------
         Telephone Systems - 6.4%
  17,000 Alltel Corp.                              1,052,938
 202,940 AT&T Corp.                                6,417,978
  83,646 Bell Atlantic Corp.                       4,250,262
 101,700 BellSouth Corp.                           4,334,963
   7,500 CenturyTel, Inc.                            215,625
  47,635 Global Crossing Ltd.*                     1,253,396
  52,200 GTE Corp.                                 3,249,450
 183,998 SBC Communications, Inc.                  7,957,914
  47,400 Sprint Corp.                              2,417,400
  49,500 Sprint Corp. (PCS Group)*                 2,945,250
  27,504 U.S. West, Inc.                           2,358,468
 154,865 Worldcom, Inc.*                           7,104,432
                                                  ----------
                                                  43,558,076
                                                  ----------
         Textiles, Clothing & Fabrics - 0.1%
   2,900 Liz Claiborne, Inc.                         102,225
  14,700 Nike, Inc., Class B                         585,244

                                                          Value
    Shares                                              (Note 2)
------------------------------------------------------------------
            Textiles, Clothing & Fabrics (continued)
     3,000  Reebok International, Ltd.*                $    47,813
     1,600  Russell Corp.                                   32,000
       900  Springs Industries, Inc., Class A               28,969
     6,000  V.F. Corp.                                     142,875
                                                       -----------
                                                           939,126
                                                       -----------
            Transportation - 0.4%
     4,600  Brunswick Corp.                                 76,188
    23,152  Burlington Northern Santa Fe Corp.             531,049
    11,800  CSX Corp.                                      250,013
     6,000  Kansas City Southern Industries, Inc.          532,125
    20,700  Norfolk Southern Corp.                         307,913
     3,200  Ryder System, Inc.                              60,600
     6,908  Sabre Group Holdings, Inc.                     196,878
    13,400  Union Pacific Corp.                            498,313
                                                       -----------
                                                         2,453,079
                                                       -----------
            Total Common Stocks                        675,495,541
                                                       -----------
            (Cost $481,003,748)
 Par Value
 ---------
 U.S. GOVERNMENT OBLIGATIONS (a) - 0.2%
            U.S. Treasury Bills - 0.2%
 $ 235,000  5.33%, 12/07/00(b)                             229,467
   430,000  5.51%, 12/07/00(b)                             419,544
   535,000  5.56%, 12/07/00(b)                             521,874
   175,000  5.66%, 12/07/00(b)                             170,625
                                                       -----------
            Total U.S. Government Obligations            1,341,510
                                                       -----------
            (Cost $1,341,510)
 COMMERCIAL PAPER (a) - 0.7%
            Financial Services - 0.3%
 2,500,000  ASAP Funding, Ltd.
            7.20%, 07/05/00                              2,498,000
                                                       -----------
            Securities Broker - 0.4%
 2,500,000  Paine Webber Group, Inc.
            7.10%, 07/03/00                              2,499,014
                                                       -----------

            Total Commercial Paper                       4,997,014
                                                       -----------
            (Cost $4,997,014)

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Equity Index Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                              Value
    Shares                                   (Note 2)
-------------------------------------------------------
 INVESTMENT COMPANY - 0.2%
 1,467,135  SSgA Prime Money Market Fund   $  1,467,135
                                           ------------

            Total Investment Company          1,467,135
                                           ------------
            (Cost $1,467,135)
 Total Investments - 99.7%                  683,301,200
                                           ------------
 (Cost $488,809,407)
 Net Other Assets and Liabilities - 0.3%      2,097,484
                                           ------------
 Total Net Assets - 100.0%                 $685,398,684
                                           ============

------------------
*   Non-income producing security.
(a)  Effective yield at time of purchase.
(b) Security has been deposited as initial margin on futures contracts. At June 30, 2000, the Portfolio's open futures contracts were as follows:

Number of
Contracts     Contract                              Aggregate        Market Value at
Purchased       Type         Expiration Date           Cost           June 30, 2000
---------     --------       ---------------        ---------        ---------------
   14         S&P 500        September - 2000       $5,173,825         $5,138,350
                                                    ==========       ===============


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 2000, the aggregate cost of investment securities for tax purposes was $488,809,407. Net unrealized appreciation (depreciation) aggregated $194,491,793, of which $232,915,661 related to appreciated investment securi-ties and $(38,423,868) related to depreciated investment securities.

OTHER INFORMATION

For the six months ended June 30, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $92,452,200 and $16,929,492 of non-governmental issuers, respectively.

At June 30, 2000, the value of the securities loaned amounted to $45,999,415. The value of collateral amounted to $47,338,606 which consisted of cash equiva-lents.

                       See Notes to Financial Statements.
--------------------------------------------

  Select Investment Grade Income Fund (Formerly Investment Grade Income Fund)

              PORTFOLIO OF INVESTMENTS . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                     Value
  Par Value                                       Moody's Ratings  (Note 2)
----------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (f) -
  20.2%
             Fannie Mae - 15.0%
 $5,666,517  6.00%, 05/01/01 - 03/01/29                 Aaa       $5,201,128
  7,574,778  6.50%, 04/29/09 - 10/01/28                 Aaa        7,089,714
  5,691,305  6.50%, 05/01/08 - 06/01/29                 Aaa        5,398,718
  9,054,799  7.00%, 08/01/10 - 01/01/28                 Aaa        8,815,988
    235,078  7.39%, 08/17/03                            Aaa          234,912
  7,273,422  7.50%, 01/01/07 - 10/01/28                 Aaa        7,217,747
  1,742,193  8.00%, 04/01/09 - 04/01/23                 Aaa        1,758,289
    285,279  8.50%, 07/01/08                            Aaa          290,158
    244,665  9.00%, 02/01/10                            Aaa          252,139
    191,998  10.00%, 10/01/20 - 12/01/20                Aaa          204,586
                                                                  ----------
                                                                  36,463,379
                                                                  ----------
             Freddie Mac - 1.1%
     76,302  6.50%, 06/01/04 - 08/01/04                 Aaa           73,176
  1,215,308  7.90%, 07/01/16                            Aaa        1,230,262
    679,171  8.00%, 04/01/07 - 08/01/09                 Aaa          680,827
    234,156  8.75%, 05/01/17                            Aaa          243,237
    471,060  9.50%, 03/01/01 - 02/01/21                 Aaa          488,121
                                                                  ----------
                                                                   2,715,623
                                                                  ----------
             Ginnie Mae - 4.1%
  7,426,501  6.50%, 09/15/08 - 02/15/29                 Aaa        7,066,496
  1,310,441  7.00%, 05/15/23 - 06/15/23                 Aaa        1,279,426
    751,138  8.00%, 08/15/22 - 09/15/26                 Aaa          761,462
    129,275  9.00%, 08/15/16                            Aaa          134,308
    500,926  9.50%, 02/15/06                            Aaa          521,351
                                                                  ----------
                                                                   9,763,043
                                                                  ----------
             Total U.S. Government Agency Mortgage-Backed
             Obligations                                          48,942,045
                                                                  ----------
             (Cost $50,790,517)
 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 24.1%
             Fannie Mae - 10.5%
  3,400,000  6.00%, 05/15/08                            Aaa        3,164,485
  4,175,000  6.50%, 07/19/14, TBA(a)                    Aaa        4,023,656
  1,142,652  6.50%, 09/01/10                            Aaa        1,108,936
 12,813,268  7.00%, 07/01/15 - 07/01/30, TBA(a)         Aaa       12,404,951
  2,500,000  7.50%, 07/01/30, TBA(a)                    Aaa        2,462,500
  2,240,000  8.00%, 07/01/30, TBA(a)                    Aaa        2,248,400
                                                                  ----------
                                                                  25,412,928
                                                                  ----------
             Federal Home Loan Bank - 0.6%
  1,725,000  6.50%, 11/18/13                            Aaa        1,565,438
                                                                  ----------
             Freddie Mac - 1.6%
  4,100,000  6.50%, 07/01/29, TBA(a)                    Aaa        3,866,813
                                                                  ----------
             Sallie Mae - 0.8%
  2,000,000  6.34%, 08/14/01(b)                         Aaa        2,000,000
                                                                  ----------

                                                                   Value
  Par Value                                     Moody's Ratings  (Note 2)
--------------------------------------------------------------------------
             U.S. Treasury Bond - 8.9%
 $4,835,000  5.50%, 08/15/28(c)                      Aaa        $4,434,604
  9,905,000  7.13%, 02/15/23(c)                      Aaa        10,988,359
  3,215,000  7.25%, 05/15/16(c)                      Aaa         3,537,506
  2,150,000  7.63%, 11/15/22(c)                      Aaa         2,510,798
                                                                ----------
                                                                21,471,267
                                                                ----------
             U.S. Treasury Note - 1.7%
    990,000  5.75%, 08/15/03(c)                      Aaa           972,985
  3,250,000  6.00%, 08/15/09(c)                      Aaa         3,223,594
                                                                ----------
                                                                 4,196,579
                                                                ----------
             Total U.S. Government and Agency
             Obligations                                        58,513,025
                                                                ----------
             (Cost $59,656,740)
 CORPORATE NOTES AND BONDS - 36.5%
             Airlines - 1.5%
  1,300,000  AMR Corp., Debenture
             9.50%, 05/15/01                         Baa2        1,309,840
  2,003,000  United Air Lines, Inc.
             9.00%, 12/15/03                         Baa3        1,979,258
    394,111  United Air Lines, Inc.
             9.30%, 03/22/08                         Baa1          408,240
                                                                ----------
                                                                 3,697,338
                                                                ----------
             Automotive - 0.8%
    725,000  Ford Motor Credit Co.
             5.80%, 01/12/09                         A2            630,699
  1,300,000  Ford Motor Credit Corp.
             6.25%, 12/08/05                         A2          1,224,531
                                                                ----------
                                                                 1,855,230
                                                                ----------
             Banking - 4.2%
  1,500,000  BCH Cayman Islands, Ltd., Yankee
             Subordinated Note, Guaranteed
             6.50%, 02/15/06                         A1          1,398,967
  1,000,000  Centura Banks, Inc.
             6.50%, 03/15/09                         Baa1          906,566
  2,000,000  Chase Manhattan Corp.
             6.38%, 02/15/08                         A1          1,831,464
  1,000,000  Compass Trust I, Series A
             8.23%, 01/15/27                         A3            820,920
  1,750,000  MBNA Corp., Senior Notes, MTN
             6.96%, 09/12/02                         Baa2        1,711,062
  1,775,000  Providian National Bank
             6.75%, 03/15/02                         Baa3        1,742,745
  1,850,000  Wells Fargo Bank NA
             7.55%, 06/21/10                         Aa2         1,825,210
                                                                ----------
                                                                10,236,934
                                                                ----------
             Beverages, Food & Tobacco - 0.7%
  1,700,000  J. Seagrahm & Sons, Inc.
             7.60%, 12/15/28                         Baa3        1,607,778
                                                                ----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

  Select Investment Grade Income Fund (Formerly Investment Grade Income Fund)

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                       Value
  Par Value                                         Moody's Ratings  (Note 2)
------------------------------------------------------------------------------
             Chemicals - 0.5%
 $1,350,000  Georgia Gulf Corp.
             7.63%, 11/15/05                             Ba1        $1,292,659
                                                                    ----------
             Commercial Services - 0.8%
  2,000,000  Cox Communications, Inc.
             6.63%, 06/14/02(d)                          Baa1        1,962,276
                                                                    ----------
             Communications - 0.8%
  2,275,000  Lucent Technologies, Inc.
             6.45%, 03/15/29                             A2          2,009,300
                                                                    ----------
             Computer Software & Processing -
              0.8%
  1,850,000  Sun Microsystems
             7.35%, 08/15/04                             Baa1        1,845,915
                                                                    ----------
             Computers & Information - 1.4%
  1,750,000  Hewlett-Packard Co.
             7.15%, 06/15/05                             Aa2         1,756,373
  1,475,000  International Business Machines
             Corp.
             8.38%, 11/01/19                             A1          1,619,728
                                                                    ----------
                                                                     3,376,101
                                                                    ----------
             Electric Utilities - 1.8%
  2,195,000  Connecticut Light & Power Co., First
             Mortgage, Series D
             7.88%, 10/01/24                             Baa3        2,194,991
  1,000,000  Ohio Edison Co.
             7.38%, 09/15/02                             Baa2        1,000,247
    580,000  Texas Utilities Co.
             7.38%, 10/01/25                             A3            524,255
    800,000  Texas-New Mexico Power Co., Senior
             Note
             6.25%, 01/15/09                             Baa3          691,383
                                                                    ----------
                                                                     4,410,876
                                                                    ----------
             Electronics - 0.5%
  1,300,000  Raytheon Co.
             6.45%, 08/15/02                             Baa2        1,269,645
                                                                    ----------
             Entertainment & Leisure - 0.4%
  1,200,000  Royal Caribbean Cruises, Ltd.
             6.75%, 03/15/08                             Baa2        1,032,679
                                                                    ----------
             Financial Services - 2.3%
  1,500,000  Legg Mason, Inc., Senior Note
             6.50%, 02/15/06                             Baa2        1,399,702
  1,750,000  Money Store, Inc., Senior Notes,
             Guaranteed
             8.05%, 04/15/02                             A1          1,764,849
  1,575,000  Newcourt Credit
             6.88%, 02/16/05                             A1          1,508,126

                                                                      Value
  Par Value                                        Moody's Ratings  (Note 2)
-----------------------------------------------------------------------------
             Financial Services - (continued)
 $1,035,000  Travelers Group, Inc.
             7.25%, 05/01/01                            Aa3        $1,034,422
                                                                   ----------
                                                                    5,707,099
                                                                   ----------
             Forest Products & Paper - 1.9%
  1,900,000  Abitibi-Consolidated,
             Yankee Debenture
             7.40%, 04/01/18                            Baa3        1,634,219
    900,000  Chesapeake Corp.
             7.20%, 03/15/05                            Ba2           838,610
    800,000  Georgia-Pacific Corp.
             9.95%, 06/15/02                            Baa2          830,850
  1,500,000  Tennessee Gas Pipeline Co.,
             Debenture
             7.50%, 04/01/17                            Baa1        1,424,376
                                                                   ----------
                                                                    4,728,055
                                                                   ----------
             Heavy Machinery - 0.6%
  1,550,000  Black & Decker Corp.
             6.63%, 11/15/00                            Baa2        1,547,320
                                                                   ----------
             Home Construction, Furnishings & Appliances - 0.3%
    850,000  Pulte Corp., Senior Note
             7.00%, 12/15/03                            Baa3          794,154
                                                                   ----------
             Industrial - Diversified - 1.2%
  1,500,000  General Electric Capital Corp.
             7.50%, 05/15/05                            Aaa         1,517,987
  1,500,000  Tyco International Group, S.A.,
             Yankee Subordinated Note
             6.25%, 06/15/03                            Baa1        1,427,793
                                                                   ----------
                                                                    2,945,780
                                                                   ----------
             Insurance - 0.4%
  1,000,000  AON Capital Trust, Series A
             8.21%, 01/01/27                            A3            915,932
                                                                   ----------
             Media - Broadcasting & Publishing -
              3.9%
  1,675,000  Lenfest Communications, Inc.
             8.38%, 11/01/05                            Baa2        1,710,247
  2,000,000  Liberty Media Group
             7.88%, 07/15/09                            Baa3        1,925,562
  2,275,000  News America Holdings, Inc.
             7.38%, 10/17/08                            Baa3        2,174,779
    675,000  Time Warner Entertainment Co., LP,
             Debenture
             8.38%, 03/15/23                            Baa2          689,610
  1,230,000  Time Warner, Inc., Debenture
             8.05%, 01/15/16                            Baa3        1,235,091
    750,000  Time Warner, Inc., Debenture
             9.15%, 02/01/23                            Baa3          822,320
  1,000,000  USA Networks, Inc.
             6.75%, 11/15/05                            Baa3          949,098
                                                                   ----------
                                                                    9,506,707
                                                                   ----------

                       See Notes to Financial Statements.
--------------------------------------------

  Select Investment Grade Income Fund (Formerly Investment Grade Income Fund)

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                       Value
  Par Value                                         Moody's Ratings  (Note 2)
------------------------------------------------------------------------------
             Metals - 1.1%
 $2,500,000  USX Corp.
             9.80%, 07/01/01                             Baa1       $2,555,888
                                                                    ----------
             Oil & Gas - 1.7%
  1,700,000  Phillips Petroleum
             8.50%, 05/25/05                             Baa2        1,759,255
    800,000  Union Pacific Resources Group, Inc.
             6.50%, 05/15/05                             Baa3          762,835
  1,500,000  Valero Energy Corp., MTN
             7.50%, 05/31/01                             NR          1,492,911
                                                                    ----------
                                                                     4,015,001
                                                                    ----------
             Pharmaceuticals - 0.6%
  1,500,000  Watson Pharmaceuticals, Inc., Senior
             Note
             7.13%, 05/15/08                             Ba1         1,339,493
                                                                    ----------
             Retailers - 2.1%
  1,250,000  Federated Department Stores
             8.50%, 06/01/10                             Baa1        1,272,909
  2,000,000  Meyer (Fred), Inc.
             7.45%, 03/01/08                             Baa3        1,912,834
  2,000,000  Saks, Inc.
             7.00%, 07/15/04                             Baa3        1,795,254
                                                                    ----------
                                                                     4,980,997
                                                                    ----------
             Securities Broker - 2.5%
  2,500,000  Bear Stearns Cos., Inc., Senior Note
             6.15%, 03/02/04                             A2          2,368,958
  2,200,000  Morgan Stanley Dean Witter & Co.
             7.75%, 06/15/05                             Aa3         2,211,471
  1,700,000  Paine Webber Group, Inc., Senior
             Note
             6.55%, 04/15/08                             Baa1        1,515,606
                                                                    ----------
                                                                     6,096,035
                                                                    ----------
             Telephone Systems - 3.2%
  2,275,000  AT & T Corp.
             6.00%, 03/15/09                             A1          2,028,479
  1,300,000  AT & T Corp.
             7.65%, 09/15/06                             Baa3        1,287,277
  1,225,000  LCI International, Inc., Senior Note
             7.25%, 06/15/07                             Baa1        1,177,748
  1,800,000  Sprint Capital Corp.
             7.63%, 06/10/02                             Baa1        1,806,687
  1,575,000  US West Communications, Inc.
             6.38%, 10/15/02                             A2          1,536,534
                                                                    ----------
                                                                     7,836,725
                                                                    ----------

                                                                       Value
  Par Value                                         Moody's Ratings  (Note 2)
------------------------------------------------------------------------------
             Transportation - 0.5%
 $1,250,000  CSX Corp.
             6.25%, 10/15/08                             Baa2       $1,104,699
                                                                    ----------
             Total Corporate Notes and Bonds                        88,670,616
                                                                    ----------
             (Cost $91,799,897)
 ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (f) - 12.8%
  2,350,000  BankBoston RV Asset Backed Trust,
             Series 1997-1, Class A8, CMO
             6.54%, 02/15/09                             Aaa         2,319,849
  2,100,000  Bear Stearns Mortgage Securities,
             Inc., CMO
             7.06%, 06/15/09                             Aaa         2,050,192
  1,053,158  Bear Stearns Mortgage Securities,
             Inc., Series 1995-1, Class 1A
             6.45%, 05/25/10                             Aaa         1,020,679
  1,250,000  Bear Stearns Mortgage Securities,
             Inc., Series 1996-3, Class A10
             7.75%, 06/25/27(e)                          AAA         1,238,087
    382,104  Carco Auto Loan Master Trust, Series
             1997-1, Class A, CMO
             6.69%, 08/15/04                             Aaa           380,683
  1,575,000  Chase Credit Card Master Trust,
             Series 1997-5, Class A, CMO
             6.19%, 08/15/05                             Aaa         1,543,547
  1,020,618  COMM, Series 1999-1, Class A1, CMO
             6.15%, 02/15/08                             Aaa           975,362
  1,000,000  Copelco Capital Funding Corp.,
             Series 1999-A, Class A4
             5.80%, 04/15/03                             Aaa           975,580
  2,200,000  Discover Card Master Trust I, Series
             1993-3, Class A, CMO
             6.20%, 05/16/06                             Aaa         2,128,720
  2,500,000  Diversified REIT Trust, Series 1999-
             1A, Class A2
             6.78%, 03/18/11(d)                          Aaa         2,337,109
  1,128,417  DLJ Commercial Mortgage Corp.,
             Series 1998-CF2, Class A1A
             5.88%, 11/12/31                             Aaa         1,063,579
  1,654,284  Financial Asset Securitization,
             Inc., Series 1999-1, Class A4, CMO
             7.75%, 05/25/27(e)                          AAA         1,636,335
  1,500,000  First Security Auto Owner Trust,
             Series 1999-1, Class A4,
             5.74%, 06/15/04                             Aaa         1,464,375
  1,047,051  GMAC Commercial Mortgage Securities,
             Inc., Series 1996-C1, Class A2A, CMO
             6.79%, 09/15/03                             Aaa         1,037,042

                       See Notes to Financial Statements.
                         ------------------------------------------------------

  Select Investment Grade Income Fund (Formerly Investment Grade Income Fund)

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                       Value
 Par Value                                          Moody's Ratings  (Note 2)
------------------------------------------------------------------------------
 ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (f) - (continued)
 $ 117,946  Green Tree Recreation Equipment &
            Consumer Trust, Series 1996-A, Class
            A1, CMO
            5.55%, 02/15/18                              Aaa        $  114,163
   474,093  Green Tree Recreation Equipment &
            Consumer Trust,
            Series 1997-B, Class A1, CMO 6.55%,
            07/15/28(e)                                  AAA           467,024
 1,792,900  Morgan Stanley Dean Witter & Co.
            7.43%, 12/03/05(d)                           Aaa         1,792,340
 2,500,000  Residential Funding Mortgage
            Securities I, Series 1999-S7, Class
            A11, CMO
            6.50%, 03/25/29(e)                           AAA         2,379,275
 1,100,000  Sithe/Independence Funding Corp.,
            Series A
            9.00%, 12/30/13                              Baa3        1,136,366
   700,000  Southwest Gas Corp., Debenture,
            Series F
            9.75%, 06/15/02                              Baa2          723,022
 2,750,000  Toyota Auto Receivables Owner Trust,
            CMO
            6.15%, 08/16/04                              Aaa         2,715,158
 1,575,000  WFS Financial Owner Trust, Series
            1998-B, Class A4
            6.05%, 04/20/03                              Aaa         1,555,155
                                                                    ----------
            Total Asset-Backed and Mortgage-
            Backed Securities                                       31,053,642
                                                                    ----------
            (Cost $31,903,252)
 FOREIGN GOVERNMENT OBLIGATIONS - 0.8%
 1,975,000  Province Of Ontario
            7.38%, 01/27/03                              Aa3         1,983,724
                                                                    ----------
            Total Foreign Government Obligations                     1,983,724
                                                                    ----------
            (Cost $1,978,061)
 COMMERCIAL PAPER (g) - 13.2%
            Automotive - 2.5%
 6,000,000  Harley Davidson Funding
            6.61%, 07/10/00                              NR          5,990,085
                                                                    ----------
            Commercial Services - 2.5%
 6,000,000  Block Financial Corp. 6.63%, 07/10/00        A3          5,990,055
                                                                    ----------
            Financial Services - 7.1%
 2,500,000  ASAP Funding, Ltd. 7.20%, 07/05/00           NR          2,498,000

                                                                    Value
   Par Value                                     Moody's Ratings   (Note 2)
------------------------------------------------------------------------------
               Financial Services - (continued)
 $10,000,000   Omnicom Finance, Inc. 6.73%,
               08/01/00(e)                            A          $  9,942,047
   5,000,000   Westways Funding IV
               6.67%, 09/07/00(e)                     AA            4,937,006
                                                                 ------------
                                                                   17,377,053
                                                                 ------------
               Securities Broker - 1.1%
   2,700,000   Paine Webber Group, Inc. 7.10%,
               07/03/00                               Baa1          2,698,935
                                                                 ------------
               Total Commercial Paper                              32,056,128
                                                                 ------------
               (Cost $32,056,128)
      Shares
      ------
 INVESTMENT COMPANY - 0.8%
   1,874,971   SSgA Prime Money Market Fund           NR            1,874,971
                                                                 ------------
               Total Investment Company                             1,874,971
                                                                 ------------
               (Cost $1,874,971)
 Total Investments - 108.4%                                       263,094,151
                                                                 ------------
 (Cost $270,059,566)
 Net Other Assets and Liabilities - (8.4)%                        (20,357,745)
                                                                 ------------
 Total Net Assets - 100.0%                                       $242,736,406
                                                                 ============

------------------
(a) Forward Commitment
(b) Variable rate security. The rate shown reflects rate in effect at June 30, 2000.
(c) Designated as Collateral on Forward Commitment
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registra-tion, to qualified institutional buyers. At June 30, 2000, these securities amounted to $6,091,725 or 2.5% of net assets.
(e) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
(f) Pass Through Certificates.
(g) Effective yield at time of purchase.
CMO Collateralized Mortgage Obligation
MTN Medium Term Note
REIT Real Estate Investment Trust

                       See Notes to Financial Statements.
--------------------------------------------

  Select Investment Grade Income Fund (Formerly Investment Grade Income Fund)

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 2000, the aggregate cost of investment securities for tax purposes was $270,059,566. Net unrealized appreciation (depreciation) aggregated $(6,965,415), of which $796,238 related to appreciated investment securities and $(7,761,653) related to depreciated investment securities.

OTHER INFORMATION

For the six months ended June 30, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $33,755,130 and $31,866,936 of non-governmental issuers, respectively, and $149,687,659 and $152,131,457 of U.S. Government and Agency issuers, respectively.

At June 30, 2000, the value of the securities loaned amounted to $18,293,928. The value of collateral amounted to $18,520,813 which consisted of cash equiva-lents.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

                                Moody's Ratings
   Aaa                                                                   50.3%
   Aa2                                                                    1.4
   Aa3                                                                    2.0
   A1                                                                     3.9
   A2                                                                     2.9
   A3                                                                     3.1
   Baa1                                                                   7.2
   Baa2                                                                   6.1
   Baa3                                                                   9.4
   Ba1                                                                    1.0
   Ba2                                                                    0.3
   NR (Not Rated)                                                         4.5
                                                                         -----
                                                                         92.1%
                                                                         =====

                 S&P
                Ratings
              AAA    2.2%
              AA     1.9
              A      3.8
                    -----
                     7.9%
                    =====

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                              Government Bond Fund

              PORTFOLIO OF INVESTMENTS . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                               Value
  Par Value                                                  (Note 2)
----------------------------------------------------------------------
 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (a) -
  15.4%
             Fannie Mae - 8.6%
 $1,250,000  6.15%, 06/25/20                                $1,229,212
  3,252,266  6.50%, 05/01/08 - 09/01/14                      3,142,540
    311,907  7.00%, 01/01/10 - 05/01/17                        307,752
    141,613  7.39%, 08/17/03                                   141,513
    578,926  7.50%, 03/01/07                                   579,742
    373,612  8.00%, 04/01/09 - 09/01/21                        377,058
    815,705  8.40%, 02/25/09                                   825,591
                                                            ----------
                                                             6,603,408
                                                            ----------
             Freddie Mac - 4.3%
  1,500,000  5.75%, 06/15/01                                 1,484,124
    565,889  6.50%, 06/01/04 - 06/01/23                        543,466
    216,687  7.50%, 02/01/07                                   217,085
    319,808  7.90%, 07/01/16                                   323,743
    539,289  8.00%, 09/01/08 - 06/01/19                        541,233
     34,326  9.50%, 03/01/01                                    34,706
    116,064  10.00%, 03/01/21                                  123,558
                                                            ----------
                                                             3,267,915
                                                            ----------
             Ginnie Mae - 2.5%
     58,989  6.50%, 06/15/09                                    57,813
  1,697,516  7.00%, 06/15/09 - 06/15/12                      1,685,259
    149,257  9.50%, 02/15/06                                   155,343
                                                            ----------
                                                             1,898,415
                                                            ----------
             Total U.S. Government Agency Mortgage-Backed
             Obligations                                    11,769,738
                                                            ----------
             (Cost $12,017,044)
 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 77.9%
             Fannie Mae - 16.2%
  4,078,000  5.13%, 02/13/04                                 3,831,273
    550,000  5.84%, 03/15/01                                   546,321
  1,425,000  6.18%, 03/15/01                                 1,418,692
  3,213,000  6.38%, 06/15/09                                 3,044,860
  3,500,000  6.63%, 01/15/02                                 3,484,950
                                                            ----------
                                                            12,326,096
                                                            ----------
             Federal Farm Credit Bank - 8.1%
  1,125,000  5.72%, 02/04/03                                 1,091,211
  1,600,000  5.75%, 02/20/03                                 1,552,054
  1,550,000  6.65%, 08/08/03                                 1,532,795
  2,000,000  6.71%, 04/25/01                                 1,998,008
                                                            ----------
                                                             6,174,068
                                                            ----------
             Federal Home Loan Bank - 13.4%
  1,500,000  5.25%, 04/25/02                                 1,459,491
  1,500,000  5.61%, 01/23/03                                 1,453,161
  1,500,000  5.95%, 01/19/06                                 1,425,427
  1,350,000  6.19%, 05/06/08                                 1,271,695
  1,629,284  6.28%, 06/15/09                                 1,558,100

                                                                   Value
 Par Value                                                       (Note 2)
--------------------------------------------------------------------------
            Federal Home Loan Bank - (continued)
 $ 550,000  6.55%, 03/07/05                                     $  539,515
 2,500,000  7.31%, 11/16/01                                      2,500,835
                                                                ----------
                                                                10,208,224
                                                                ----------
            Freddie Mac - 9.3%
 2,500,000  5.13%, 10/15/08                                      2,176,880
   700,000  5.75%, 07/15/03                                        676,173
 1,300,000  6.25%, 07/15/04                                      1,263,998
 1,000,000  6.87%, 03/03/03                                        997,229
 2,000,000  7.13%, 07/13/01                                      1,999,200
                                                                ----------
                                                                 7,113,480
                                                                ----------
            U.S. Treasury Note - 30.9%
   750,000  5.25%, 08/15/03                                        727,266
 5,750,000  5.75%, 11/30/02 - 08/15/03                           5,658,612
 3,250,000  6.00%, 07/31/02 - 08/15/09                           3,222,656
 1,250,000  6.25%, 02/28/02                                      1,245,312
 5,100,000  6.50%, 08/31/01 - 10/15/06                           5,132,625
 6,100,000  6.88%, 05/15/06                                      6,277,284
 1,100,000  10.75%, 08/15/05                                     1,311,063
                                                                ----------
                                                                23,574,818
                                                                ----------
            Total U.S. Government and
            Agency Obligations                                  59,396,686
                                                                ----------
            (Cost $61,397,064)
 ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (a) - 6.9%
 1,250,000  American Express Credit Account Master Trust,
            Series 1999-1, Class A
            5.60%, 11/15/06                                      1,184,888
 1,500,000  American Express Master Trust,
            Series 1998-1, Class A, CMO
            5.90%, 04/15/04                                      1,454,490
 1,500,000  Discover Card Master Trust I,
            Series 1998-2, Class A, CMO
            5.80%, 09/16/03                                      1,483,950
    18,871  Green Tree Recreation Equipment & Consumer Trust,
            Series 1996-A, Class A1, CMO 5.55%, 02/15/18            18,266
 1,000,000  NationsBank Corp., Series 1993-2, CMO
            6.00%, 12/15/05                                        965,520
   155,244  Premier Auto Trust, Series 1996-4, Class A4, CMO
            6.40%, 10/06/01                                        155,213
                                                                ----------
            Total Asset-Backed and Mortgage-Backed Securities    5,262,327
                                                                ----------
            (Cost $5,363,875)

                       See Notes to Financial Statements.
--------------------------------------------

                              Government Bond Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                            Value
   Shares                                 (Note 2)
-----------------------------------------------------
 INVESTMENT COMPANY - 1.1%
  843,488 SSgA Prime Money Market Fund   $   843,488
                                         -----------

          Total Investment Company           843,488
                                         -----------
          (Cost $843,488)
 Total Investments - 101.3%               77,272,239
                                         -----------
 (Cost $79,621,471)
 Net Other Assets and Liabilities -
  (1.3)%                                  (1,003,509)
                                         -----------
 Total Net Assets - 100.0%               $76,268,730
                                         ===========

------------------
(a) Pass Through Certificates.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 2000, the aggregate cost of investment securities for tax purposes was $79,621,471. Net unrealized appreciation (depreciation) aggregated $(2,349,232), of which $38,706 related to appreciated investment securities and $(2,387,938) related to depreciated investment securities.

OTHER INFORMATION

For the six months ended June 30, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $955,664 and $2,297,215 of non-governmental issuers, respectively, and $14,927,849 and $26,918,268 of U.S. Government and Agency issuers, respectively.

At June 30, 2000, the value of the securities loaned amounted to $13,313,990. The value of collateral amounted to $13,577,687 which consisted of cash equiva-lents.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Money Market Fund

              PORTFOLIO OF INVESTMENTS . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                       Value
  Par Value                                          (Note 2)
--------------------------------------------------------------

 U.S. GOVERNMENT AND AGENCY OBLIGATIONS (c) -
  7.1%
             Fannie Mae - 4.6%
 $5,000,000  5.62%, 09/01/00                        $4,951,607
 10,000,000  6.53%, 09/01/00                         9,887,539
  5,000,000  6.57%, 09/01/00                         4,943,425
                                                    ----------
                                                    19,782,571
                                                    ----------
             Federal Farm Credit Bank - 0.2%
  1,000,000  6.34%, 05/07/01(a)                      1,000,000
                                                    ----------
             Sallie Mae - 2.3%
 10,000,000  6.28%, 03/09/01(a)                     10,002,563
                                                    ----------
             Total U.S. Government and
             Agency Obligations                     30,785,134
                                                    ----------
 CORPORATE NOTES - 46.8%
             Automotive - 3.2%
  6,000,000  American Honda Finance Corp.
             6.78%, 08/02/00(b)                      5,999,899
  5,000,000  General Motors Acceptance Corp., MTN
             6.80%, 04/17/01                         4,981,271
  3,000,000  Paccar Financial Corp., MTN
             6.08%, 05/15/01                         2,967,816
                                                    ----------
                                                    13,948,986
                                                    ----------
             Banking - 6.8%
  2,500,000  African Development Bank
             8.73%, 05/01/01                         2,536,157
 10,000,000  Asset Backed Capital Financial
             6.44%, 03/15/01(a)                     10,000,000
  9,000,000  First Union National Bank
             6.86%, 09/27/00(a)                      8,998,367
  2,750,000  FleetBoston Financial Corp., MTN
             6.38%, 08/11/00                         2,750,270
  5,000,000  PNC Funding Corp.
             9.88%, 03/01/01                         5,092,735
                                                    ----------
                                                    29,377,529
                                                    ----------
             Electric Utilities - 0.2%
  1,000,000  National Rural Utilities, MTN
             5.88%, 07/28/00                           999,655
                                                    ----------
             Financial Services - 19.2%
  1,000,000  Countrywide Funding Corp.
             7.31%, 08/28/00                         1,001,628
  5,000,000  Countrywide Home Loans
             5.62%, 10/16/00                         4,984,954
 10,000,000  Countrywide Home Loans, MTN
             6.77%, 05/22/01(a)                      9,997,832
  7,000,000  Heller Financial, Inc.
             6.49%, 09/18/00                         6,998,527
 10,000,000  Heller Financial, Inc.
             6.90%, 08/07/00(a)                      9,999,466

                                                           Value
  Par Value                                              (Note 2)
-------------------------------------------------------------------

             Financial Services - (continued)
 $2,500,000  Heller Financial, Inc.
             7.10%, 09/25/00(a)                         $ 2,501,802
 12,000,000  Household Finance Corp., MTN
             6.37%, 03/30/01(a)                          12,000,000
  1,000,000  Household Finance Corp., MTN
             6.89%, 06/21/01(a)                           1,000,690
 10,000,000  Links Finance LLC
             6.66%, 03/30/01(a)                           9,997,759
 10,000,000  Links Finance LLC, MTN
             7.00%, 06/04/01(b)                          10,000,000
 10,000,000  Sigma Finance, Inc.
             6.39%, 03/30/01(a)                          10,000,000
  5,000,000  Syndicated Loan Fund Trust
             6.53%, 03/30/01(a)                           5,000,000
                                                        -----------
                                                         83,482,658
                                                        -----------
             Real Estate - 5.3%
 23,000,000  Homeside Lending, Inc., MTN
             6.93%, 08/16/00(a)                          23,000,578
                                                        -----------
             Securities Broker - 11.5%
  5,000,000  Bear Stearns Cos., Inc., MTN
             6.39%, 02/02/01(a)                           5,000,000
  1,300,000  Goldman Sachs and Co.
             5.56%, 01/11/01(b)                           1,294,926
 10,000,000  Goldman Sachs Group, Inc.
             6.82%, 08/16/00                             10,000,000
  7,000,000  Lehman Brothers Holdings, Inc.
             7.29%, 09/25/00                              7,012,175
    675,000  Merrill Lynch & Co., Inc.
             6.70%, 08/01/00                                675,372
  5,000,000  Merrill Lynch & Co., Inc., MTN
             7.32%, 11/20/00(a)                           5,009,866
 10,000,000  Morgan Stanley Dean Witter & Co., MTN
             6.88%, 08/09/00(a)                          10,004,076
 10,000,000  Paine Webber Group, Inc.
             6.82%, 12/12/00(a)                          10,000,000
  1,000,000  Salomon Smith Barney Holdings, Inc., MTN
             6.63%, 11/30/00                              1,001,262
                                                        -----------
                                                         49,997,677
                                                        -----------
             Telephone Systems - 0.6%
  2,356,000  GTE Corp.
             9.38%, 12/01/00                              2,381,616
                                                        -----------
             Total Corporate Notes                      203,188,699
                                                        -----------
 COMMERCIAL PAPER (c) - 29.5%
             Banking - 4.5%
 10,000,000  Bank of America Corp.
             6.65%, 08/23/00                              9,902,097
 10,000,000  Christiania Capital Corp.
             6.66%, 09/12/00                              9,865,051
                                                        -----------
                                                         19,767,148
                                                        -----------

                       See Notes to Financial Statements.
--------------------------------------------

                               Money Market Fund

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                       Value
   Par Value                                          (Note 2)
----------------------------------------------------------------

               Electric Utilities - 6.6%
 $10,000,000   Carolina Power & Light Co.
               6.70%, 08/14/00                      $  9,918,111
   8,899,000   Oglethorpe Power Corp.
               6.61%, 07/06/00                         8,890,830
  10,000,000   Oglethorpe Power Corp.
               6.75%, 08/01/00                         9,941,875
                                                    ------------
                                                      28,750,816
                                                    ------------
               Electrical Equipment - 3.9%
  17,000,000   Xerox Corp.
               7.25%, 07/05/00                        16,986,306
                                                    ------------
               Financial Services - 3.2%
   5,000,000   Govco, Inc.
               6.70%, 08/11/00                         4,961,847
   9,000,000   Westways Funding IV
               6.67%, 09/07/00                         8,886,610
                                                    ------------
                                                      13,848,457
                                                    ------------
               Insurance - 3.4%
  15,000,000   Aetna Services, Inc.
               6.80%, 08/21/00                        14,855,500
                                                    ------------
               Real Estate - 3.4%
  15,000,000   Weyerhaeuser Real Estate
               7.22%, 07/05/00(b)                     14,987,967
                                                    ------------
               Securities Broker - 3.3%
   6,000,000   Bear Stearns Cos., Inc.
               6.89%, 02/12/01                         5,740,477
   7,000,000   Donaldson, Lufkin & Jenrette, Inc.
               6.77%, 08/14/00                         6,942,079
   1,500,000   Paine Webber Group, Inc.
               7.10%, 07/03/00                         1,499,408
                                                    ------------
                                                      14,181,964
                                                    ------------
               Telephone Systems - 1.2%
   5,000,000   AT & T Corp.
               7.27%, 06/14/01                         5,000,000
                                                    ------------
               Total Commercial Paper                128,378,158
                                                    ------------
 CERTIFICATES OF DEPOSIT - 3.9%
  10,000,000   CIC Floating Rate CD
               6.82%, 08/02/00(a)                      9,999,829
   7,000,000   Wilmington Trust Corp.
               6.02%, 10/02/00                         6,998,987
                                                    ------------
               Total Certificates of Deposit          16,998,816
                                                    ------------

                                                                  Value
   Par Value                                                     (Note 2)
---------------------------------------------------------------------------

 ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 1.3%
 $   676,417   Fidelity Equipment Lease Trust,
               Series 1999-2, Class A-1, CMO
               6.13%, 12/15/00                                 $    676,417
   1,941,812   Household Automotive Trust IV,
               Series 2000-1, Class A1, CMO
               6.09%, 03/19/01                                    1,941,812
   3,012,052   Huntington Auto Trust,
               Series 2000-A, Class A1, CMO
               6.32%, 04/15/01                                    3,012,052
                                                               ------------
               Total Asset-Backed and
               Mortgage-Backed Securities                         5,630,281
                                                               ------------
 MUNICIPAL OBLIGATIONS - 4.8%
  20,000,000   California Housing Finance Agency,
               Revenue Bond
               6.68%, 08/01/31(a)                                20,000,000
   1,000,000   New Jersey State Municipal
               6.38%, 08/01/00                                    1,000,585
                                                               ------------
               Total Municipal Obligations                       21,000,585
                                                               ------------
      Shares
      ------
 INVESTMENT COMPANIES - 1.3%
   5,479,035   Scudder Institutional Money Market Fund            5,479,035
      10,990   SSgA Prime Money Market Fund                          10,990
                                                               ------------
               Total Investment Companies                         5,490,025
                                                               ------------
    Maturity
      Amount
    --------
 REPURCHASE AGREEMENTS - 4.6%
 $20,011,917   First Union Securities, Inc. Repurchase
               Agreement, dated 06/30/00, due 07/03/00, at
               7.15%, collateralized by First Union National
               Bank, 7.70%, 02/15/05 with a market value of
               $20,000,000.                                      20,000,000
                                                               ------------
 Total Investments - 99.3%                                      431,471,698
                                                               ------------
 Net Other Assets and Liabilities - 0.7%                          3,024,880
                                                               ------------
 Total Net Assets - 100.0%                                     $434,496,578
                                                               ============

------------------
(a) Variable rate security. The rate shown reflects rate in effect at June 30, 2000.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, to qualified institutional buyers. At June 30, 2000, these securities amounted to $32,282,792 or 7.4% of net assets.
(c) Effective yield at time of purchase.
CMO Collateralized Mortgage Obligation
MTN Medium Term Note

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 2000, the aggregate cost of investment securities for tax purposes was $431,471,698.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                           Allmerica Investment Trust

  STATEMENTS OF ASSETS AND LIABILITIES (in 000's) . June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------


                                                        Select         Select
                                                      Aggressive    International
                                                      Growth Fund    Equity Fund
---------------------------------------------------------------------------------
ASSETS:
Investments:
 Investments at cost................................   $  912,558     $557,867
 Net unrealized appreciation (depreciation).........      215,050      135,801
                                                       ----------     --------
 Total investments at value.........................    1,127,608      693,668
Cash and foreign currency*..........................        1,273       32,973
Short-term investments held as collateral for
 securities loaned..................................      157,169       78,039
Receivable for investments sold.....................       12,801        1,847
Receivable for shares sold..........................        7,766       10,296
Receivable for variation margin.....................           --           --
Interest and dividend receivables...................          361          978
Dividend tax reclaim receivables....................           --          570
Net unrealized appreciation on forward currency
 contracts..........................................           --           57
                                                       ----------     --------
 Total Assets.......................................    1,306,978      818,428
                                                       ----------     --------
LIABILITIES:
Payable for investments purchased...................        1,044        6,579
Payable for shares repurchased......................           --           --
Collateral for securities loaned....................      157,169       78,039
Advisory fee payable................................          709          528
Dividends payable...................................           --           --
Accrued expenses and other payables.................          170          169
                                                       ----------     --------
 Total Liabilities..................................      159,092       85,315
                                                       ----------     --------
NET ASSETS..........................................   $1,147,886     $733,113
                                                       ==========     ========
NET ASSETS consist of
Paid-in capital.....................................   $  850,892     $508,576
Undistributed (distribution in excess of)
 net investment income (loss).......................       (2,011)       3,970
Accumulated (distribution in excess of) net realized
 gain (loss) on investments sold, foreign currency
 transactions and futures contracts.................       83,955       85,102
Net unrealized appreciation (depreciation) of
 investments, assets and liabilities in foreign
 currency and futures contracts.....................      215,050      135,465
                                                       ----------     --------
TOTAL NET ASSETS....................................   $1,147,886     $733,113
                                                       ==========     ========
Shares of beneficial interest outstanding (unlimited
 authorization, no par value) (in 000's)............      402,524      379,520
NET ASSET VALUE,
Offering and redemption price per share
(Net Assets/Shares Outstanding).....................   $    2.852     $  1.932
                                                       ==========     ========

------------------------------------
*   Cost $1,471 for Select International Equity Fund.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

                                        Select
       Core          Equity        Investment Grade       Government        Money
      Equity         Index              Income               Bond           Market
       Fund           Fund               Fund                Fund            Fund
------------------------------------------------------------------------------------
     $  923,838     $488,809           $270,059            $79,621         $431,472
        149,105      194,492             (6,965)            (2,349)              --
     ----------     --------           --------            -------         --------
      1,072,943      683,301            263,094             77,272          431,472
         18,201           63                 90                  2                5
         50,994       47,339             18,521             13,578               --
         17,523        1,610              1,791                 18               --
            138          434              1,727                 --               --
             --           35                 --                 --               --
            823          546              2,933              1,108            3,237
             15            8                 --                 --               --
             --           --                 --                 --               --
     ----------     --------           --------            -------         --------
      1,160,637      733,336            288,156             91,978          434,714
     ----------     --------           --------            -------         --------
         25,302          321             26,749              1,999               --
             24           --                 --                 65               --
         50,994       47,339             18,521             13,578               --
            371          152                 85                 31               82
             --           --                 --                 --               78
            174          125                 65                 36               58
     ----------     --------           --------            -------         --------
         76,865       47,937             45,420             15,709              218
     ----------     --------           --------            -------         --------
     $1,083,772     $685,399           $242,736            $76,269         $434,496
     ==========     ========           ========            =======         ========

     $  774,203     $487,256           $253,764            $82,274         $434,684
            279          188                 11                 11               --
        160,185        3,499             (4,074)            (3,667)            (188)
        149,105      194,456             (6,965)            (2,349)              --
     ----------     --------           --------            -------         --------
     $1,083,772     $685,399           $242,736            $76,269         $434,496
     ==========     ========           ========            =======         ========
        361,490      188,952            231,558             75,439          434,686

     $    2.998     $  3.627           $  1.048            $ 1.011         $  1.000
     ==========     ========           ========            =======         ========

--------------------------------------------

                           Allmerica Investment Trust

  STATEMENTS OF OPERATIONS (in 000's) . For the Six Months Ended June 30, 2000
                                  (Unaudited)
--------------------------------------------------------------------------------


                                                          Select       Select
                                                        Aggressive  International
                                                        Growth Fund  Equity Fund
---------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest.............................................   $  1,061     $    873
 Dividends............................................      1,131        6,868
 Securities lending income............................        188           94
 Less net foreign taxes withheld......................         --         (892)
                                                         --------     --------
 Total investment income..............................      2,380        6,943
                                                         --------     --------
EXPENSES
 Investment advisory fees.............................      4,223        3,056
 Custodian and Fund accounting fees...................        122          254
 Legal fees...........................................         10            6
 Audit fees...........................................         25           16
 Trustees' fees and expenses..........................         13            8
 Reports to shareholders..............................         75           57
 Miscellaneous........................................          6            6
                                                         --------     --------
 Total expenses before reductions.....................      4,474        3,403
 Less reductions......................................        (83)         (45)
                                                         --------     --------
 Total expenses net of reductions.....................      4,391        3,358
                                                         --------     --------
NET INVESTMENT INCOME (LOSS)..........................     (2,011)       3,585
                                                         --------     --------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments sold.........     80,243       84,029
 Net realized loss on futures contracts...............         --           --
 Net realized gain (loss) on foreign currency
  transactions........................................         --        1,073
 Net change in unrealized appreciation of assets and
  liabilities in foreign currency.....................         --          631
 Net change in unrealized appreciation (depreciation)
  of investments and futures contracts................    (60,564)     (94,697)
                                                         --------     --------
NET GAIN (LOSS) ON INVESTMENTS........................     19,679       (8,964)
                                                         --------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS......................................   $ 17,668     $ (5,379)
                                                         ========     ========

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

                                         Select
      Core         Equity           Investment Grade         Government          Money
     Equity         Index                Income                 Bond            Market
      Fund          Fund                  Fund                  Fund             Fund
----------------------------------------------------------------------------------------

    $    680       $   223              $ 8,289               $ 2,518           $13,324
       3,817         3,695                   --                    --                --
         203            21                   17                    27                --
          (5)          (10)                  --                    --                --
    --------       -------              -------               -------           -------
       4,695         3,929                8,306                 2,545            13,324
    --------       -------              -------               -------           -------

       2,237           889                  509                   196               513
         148           114                   39                    31                59
          10             6                    2                     1                 5
          24            15                    5                     2                11
          12             8                    3                     1                 6
          67            44                   28                     9                25
           8             4                    2                     1                 4
    --------       -------              -------               -------           -------
       2,506         1,080                  588                   241               623
        (292)          (47)                  --                    --                --
    --------       -------              -------               -------           -------
       2,214         1,033                  588                   241               623
    --------       -------              -------               -------           -------
       2,481         2,896                7,718                 2,304            12,701
    --------       -------              -------               -------           -------
     163,214         6,736               (3,442)                 (927)              (91)
          --          (243)                  --                    --                --
          --             1                   --                    --                --
          --            --                   --                    --                --
    (158,641)      (10,926)               2,878                   916                --
    --------       -------              -------               -------           -------
       4,573        (4,432)                (564)                  (11)              (91)
    --------       -------              -------               -------           -------
    $  7,054       $(1,536)             $ 7,154               $ 2,293           $12,610
    ========       =======              =======               =======           =======

--------------------------------------------

                           Allmerica Investment Trust

                 STATEMENTS OF CHANGES IN NET ASSETS (in 000's)
--------------------------------------------------------------------------------


                                Select Aggressive          Select International            Core Equity
                                   Growth Fund                  Equity Fund                    Fund
---------------------------------------------------------------------------------------------------------------
                              Six Months                  Six Months                  Six Months
                            Ended June 30, Year Ended   Ended June 30,  Year Ended  Ended June 30, Year Ended
                                 2000       December         2000      December 31,      2000      December 31
                             (Unaudited)    31, 1999     (Unaudited)       1999      (Unaudited)      1999
---------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of
 period...................     $1,015,699   $  752,741     $679,341      $505,553      $1,076,297   $  860,333
                               ----------   ----------     --------      --------      ----------   ----------
Increase (decrease) in net
 assets
 resulting from operations:
 Net investment income
  (loss)..................         (2,011)      (3,712)       3,585         3,842           2,481        6,081
 Net realized gain (loss)
  on investments sold and
  foreign currency
  transactions............         80,243      208,801       85,102        33,685         163,214      104,952
 Net change in unrealized
  appreciation
  (depreciation)
  of investments and
  assets and liabilities
  in foreign currency.....        (60,564)      76,344     (94,066)       127,019        (158,641)     135,166
                               ----------   ----------     --------      --------      ----------   ----------
 Net increase (decrease)
  in net assets resulting
  from operations.........         17,668      281,433       (5,379)      164,546           7,054      246,199
                               ----------   ----------     --------      --------      ----------   ----------
Distributions to
 shareholders from:
 Net investment income....             --           --       (3,337)           --          (2,408)      (6,015)
 Net realized gain on
  investments.............       (202,798)          --      (22,791)           --        (106,111)     (86,927)
                               ----------   ----------     --------      --------      ----------   ----------
  Total distributions.....       (202,798)          --      (26,128)           --        (108,519)     (92,942)
                               ----------   ----------     --------      --------      ----------   ----------
Capital share
 transactions:
 Net proceeds from sales
  of shares...............        312,380      182,716      373,949       402,948          20,067       32,074
 Issued to shareholders
  in reinvestment of
  distributions...........        202,798           --       26,128            --         108,519       92,942
 Cost of shares
  repurchased.............       (197,861)    (201,191)    (314,798)     (393,706)        (19,646)     (62,309)
                               ----------   ----------     --------      --------      ----------   ----------
  Net increase (decrease)
   from capital share
   transactions...........        317,317      (18,475)      85,279         9,242         108,940       62,707
                               ----------   ----------     --------      --------      ----------   ----------
  Total increase in net
   assets.................        132,187      262,958       53,772       173,788           7,475      215,964
                               ----------   ----------     --------      --------      ----------   ----------
NET ASSETS at end of
 period...................     $1,147,886   $1,015,699     $733,113      $679,341      $1,083,772   $1,076,297
                               ==========   ==========     ========      ========      ==========   ==========
Undistributed
 (distribution in excess
 of) net investment income
 (loss)...................     $   (2,011)  $       --     $  3,970      $  3,722      $      279   $      206
                               ==========   ==========     ========      ========      ==========   ==========
OTHER INFORMATION:
Share transactions:
 Sold.....................         90,882       65,884      190,386       241,959           6,190       10,842
 Issued to shareholders
  in reinvestment of
  distributions...........         70,983           --       13,504            --          36,127       30,570
 Repurchased..............        (57,115)     (74,092)    (158,775)     (235,513)         (5,944)     (20,806)
                               ----------   ----------     --------      --------      ----------   ----------
  Net increase (decrease)
   in shares
   outstanding............        104,750       (8,208)      45,115         6,446          36,373       20,606
                               ==========   ==========     ========      ========      ==========   ==========

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

                                       Select
       Equity Index               Investment Grade               Government                 Money Market
           Fund                      Income Fund                  Bond Fund                     Fund
----------------------------------------------------------------------------------------------------------------
  Six Months                   Six Months                  Six Months                  Six Months
Ended June 30,   Year Ended  Ended June 30,  Year Ended  Ended June 30,  Year Ended  Ended June 30,  Year Ended
     2000       December 31,      2000      December 31,      2000      December 31,      2000      December 31,
 (Unaudited)        1999      (Unaudited)       1999      (Unaudited)       1999      (Unaudited)       1999
----------------------------------------------------------------------------------------------------------------
   $638,230       $481,877      $240,541      $230,623      $87,247       $81,018       $  513,606    $ 336,253
   --------       --------      --------      --------      -------       -------       ----------    ---------
      2,896          5,413         7,718        15,319        2,304         5,357           12,701       21,479
      6,494         65,106        (3,442)         (638)        (927)         (500)             (91)          --
    (10,926)        35,155         2,878       (16,613)         916        (4,565)              --           --
   --------       --------      --------      --------      -------       -------       ----------    ---------
     (1,536)       105,674         7,154        (1,932)       2,293           292           12,610       21,479
   --------       --------      --------      --------      -------       -------       ----------    ---------
     (2,955)        (5,166)       (7,707)      (15,569)      (2,293)       (5,445)         (12,701)     (21,479)
    (67,546)          (811)           --          (202)          --            --               --           --
   --------       --------      --------      --------      -------       -------       ----------    ---------
    (70,501)        (5,977)       (7,707)      (15,771)      (2,293)       (5,445)         (12,701)     (21,479)
   --------       --------      --------      --------      -------       -------       ----------    ---------
     58,105        119,018        15,662        33,939        3,746        29,433        1,104,672    1,057,803
     70,501          5,977         7,707        15,771        2,293         5,445           12,701       21,479
     (9,400)       (68,339)      (20,621)      (22,089)     (17,017)      (23,496)      (1,196,392)    (901,929)
   --------       --------      --------      --------      -------       -------       ----------    ---------
    119,206         56,656         2,748        27,621      (10,978)       11,382          (79,019)     177,353
   --------       --------      --------      --------      -------       -------       ----------    ---------
     47,169        156,353         2,195         9,918      (10,978)        6,229          (79,110)     177,353
   --------       --------      --------      --------      -------       -------       ----------    ---------
   $685,399       $638,230      $242,736      $240,541      $76,269       $87,247       $  434,496    $ 513,606
   ========       ========      ========      ========      =======       =======       ==========    =========
   $    188       $    247      $     11      $     --      $    11       $    --       $       --    $      --
   ========       ========      ========      ========      =======       =======       ==========    =========
     14,748         32,647        14,889        30,980        3,697        27,893        1,104,672    1,057,803
     19,342          1,592         7,349        14,656        2,273         5,286           12,701       21,479
     (2,352)       (18,416)      (19,597)      (20,503)     (16,821)      (22,773)      (1,196,392)    (901,929)
   --------       --------      --------      --------      -------       -------       ----------    ---------
     31,738         15,823         2,641        25,133      (10,851)       10,406          (79,019)     177,353
   ========       ========      ========      ========      =======       =======       ==========    =========

--------------------------------------------

                           Allmerica Investment Trust

     FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------


                        Income from Investment Operations                             Less Distributions
                  --------------------------------------------- -----------------------------------------------------------------
                                        Net Realized
                     Net                    and                            Distributions
                    Asset       Net      Unrealized             Dividends    from Net
                    Value   Investment  Gain (Loss)  Total from  from Net    Realized    Distributions
   Year Ended     Beginning   Income         on      Investment Investment    Capital         in          Return of     Total
  December 31,    of Period (Loss)(/1/) Investments  Operations   Income       Gains        Excess         Capital  Distributions
  ------------    --------- ----------- ------------ ---------- ---------- ------------- -------------    --------- -------------
     Select
   Aggressive
  Growth Fund
      2000(d)       3.411     (0.005)       0.062       0.057         --      (0.616)            --             --     (0.616)
      1999          2.460     (0.012)       0.963       0.951         --          --             --             --         --
      1998          2.225     (0.008)       0.243       0.235         --          --             --             --         --
      1997          2.037     (0.009)       0.387       0.378         --      (0.182)        (0.008)(/2/)       --     (0.190)
      1996          1.848     (0.009)       0.351       0.342         --      (0.153)            --             --     (0.153)
      1995          1.397     (0.001)       0.452       0.451         --          --             --             --         --
     Select
 International
  Equity Fund
      2000(d)       2.031      0.008       (0.035)     (0.027)    (0.009)     (0.063)            --             --     (0.072)
      1999          1.542      0.012        0.477       0.489         --          --             --             --         --
      1998          1.341      0.014        0.207       0.221     (0.020)         --             --             --     (0.020)
      1997          1.356      0.015        0.049       0.064     (0.019)     (0.046)        (0.014)(/3/)       --     (0.079)
      1996          1.136      0.011        0.238       0.249     (0.012)     (0.003)        (0.014)(/3/)       --     (0.029)
      1995          0.963      0.013        0.176       0.189     (0.011)     (0.005)            --             --     (0.016)
Core Equity Fund
      2000(d)       3.310      0.007        0.013       0.020     (0.007)     (0.325)            --             --     (0.332)
      1999          2.825      0.020        0.779       0.799     (0.020)     (0.294)            --             --     (0.314)
      1998          2.416      0.028        0.436       0.464     (0.028)     (0.027)            --             --     (0.055)
      1997          2.333      0.039        0.540       0.579     (0.038)     (0.458)            --             --     (0.496)
      1996          2.176      0.047        0.386       0.433     (0.048)     (0.228)            --             --     (0.276)
      1995          1.814      0.049        0.539       0.588     (0.049)     (0.177)            --             --     (0.226)
  Equity Index
      Fund
      2000(d)       4.060      0.017       (0.035)     (0.018)    (0.018)     (0.397)            --             --     (0.415)
      1999          3.408      0.036        0.656       0.692     (0.035)     (0.005)            --             --     (0.040)
      1998          2.753      0.035        0.741       0.776     (0.034)     (0.087)            --             --     (0.121)
      1997          2.165      0.034        0.664       0.698     (0.033)     (0.077)            --             --     (0.110)
      1996          1.827      0.035        0.370       0.405     (0.035)     (0.032)            --             --     (0.067)
      1995          1.468      0.035        0.474       0.509     (0.035)     (0.047)        (0.002)(/2/)   (0.066)    (0.150)
                     Net
                   Increase
                  (Decrease)
                      in
   Year Ended     Net Asset
  December 31,      Value
  ------------    ----------
     Select
   Aggressive
  Growth Fund
      2000(d)       (0.559)
      1999           0.951
      1998           0.235
      1997           0.188
      1996           0.189
      1995           0.451
     Select
 International
  Equity Fund
      2000(d)       (0.099)
      1999           0.489
      1998           0.201
      1997          (0.015)
      1996           0.220
      1995           0.173
Core Equity Fund
      2000(d)       (0.312)
      1999           0.485
      1998           0.409
      1997           0.083
      1996           0.157
      1995           0.362
  Equity Index
      Fund
      2000(d)       (0.433)
      1999           0.652
      1998           0.655
      1997           0.588
      1996           0.338
      1995           0.359

------------------
*   Annualized
**  Not Annualized
(a) Including reimbursements, waivers, and reductions.
(b) Excluding reductions. Certain Portfolios have entered varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(c) Excluding reimbursements and reductions.
(d) For the six months ended June 30, 2000 (Unaudited).
(1) Net investment income (loss) per share before reimbursements of fees by the investment adviser or reductions were $(0.005) for the six months ended June 30, 2000, $(0.013) in 1999, $(0.009) in 1998 and $(0.010) in 1997 for
    Select Aggressive Growth Fund; $0.008 for the six months ended June 30, 2000, $0.011 in 1999, $0.014 in 1998, $0.015 in 1997 and $0.011 in 1996 for
    Select International Equity Fund; $0.006 for the six months ended June 30, 2000, $0.019 in 1999, $0.027 in 1998, $0.038 in 1997 and $0.046 in 1996 for
    Core Equity Fund; and $0.017 for the six months ended June 30, 2000 for Equity Index Fund.
(2) Distributions in excess of net realized capital gains.
(3) Distributions in excess of net investment income.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

                            Ratios/Supplemental Data
        -----------------------------------------------------
                            Ratios To Average Net Assets
                        -------------------------------------

Net Asset             Net Assets
  Value                 End of        Net                                                      Portfolio
 End of    Total        Period    Investment    Operating Expenses        Management Fee       Turnover
 Period    Return      (000's)   Income (Loss)  (a)      (b)      (c)      Gross      Net        Rate
---------  ------     ---------- ------------- ------   ------   ------   --------   -------   ---------
  2.852     1.65%**   1,147,886      (0.37)%*    0.80%*   0.82%*   0.82%*    0.77%*     0.77%*     49%**
  3.411    38.66%     1,015,699      (0.46)%     0.88%    0.91%    0.91%     0.85%      0.85%     101%
  2.460    10.56%       752,741      (0.36)%     0.92%    0.95%    0.95%     0.88%      0.88%      99%
  2.225    18.71%       604,123      (0.45)%     0.99%    1.04%    1.04%     0.95%      0.95%      95%
  2.037    18.55%       407,442      (0.53)%     1.08%    1.08%    1.08%     1.00%      1.00%     113%
  1.848    32.28%       254,872      (0.07)%     1.09%      --     1.09%     1.00%      1.00%     104%
  1.932    (1.31)%**    733,113       1.04%*     0.97%*   0.98%*   0.98%*    0.88%*     0.88%*     15%**
  2.031    31.71%       679,341       0.69%      1.01%    1.02%    1.02%     0.89%      0.89%      18%
  1.542    16.48%       505,553       0.99%      1.01%    1.02%    1.02%     0.90%      0.90%      27%
  1.341     4.65%       397,915       1.17%      1.15%    1.17%    1.17%     0.97%      0.97%      20%
  1.356    21.94%       246,877       1.22%      1.20%    1.23%    1.23%     1.00%      1.00%      18%
  1.136    19.63%       104,312       1.68%      1.24%      --     1.24%     1.00%      1.00%      24%
  2.998     0.60%**   1,083,772       0.47%*     0.42%*   0.47%*   0.47%*    0.42%*     0.42%*    115%**
  3.310    29.33%     1,076,297       0.65%      0.45%    0.48%    0.48%     0.43%      0.43%     116%
  2.825    19.32%       860,333       1.08%      0.46%    0.49%    0.49%     0.44%      0.44%     100%
  2.416    25.14%       728,679       1.48%      0.47%    0.49%    0.49%     0.43%      0.43%      79%
  2.333    20.19%       556,751       2.04%      0.48%    0.51%    0.51%     0.44%      0.44%      72%
  2.176    32.80%       444,871       2.34%      0.54%      --     0.54%     0.46%      0.46%      64%
  3.627    (0.46)%**    685,399       0.89%*     0.32%*   0.33%*   0.33%*    0.27%*     0.27%*      3%**
  4.060    20.41%       638,230       0.98%      0.35%    0.35%    0.35%     0.28%      0.28%      21%
  3.408    28.33%       481,877       1.17%      0.36%    0.36%    0.36%     0.29%      0.29%       6%
  2.753    32.41%       297,191       1.38%      0.44%    0.44%    0.44%     0.31%      0.31%       9%
  2.165    22.30%       151,130       1.79%      0.46%    0.46%    0.46%     0.32%      0.32%      12%
  1.827    36.18%        90,889       1.96%      0.55%      --     0.55%     0.34%      0.34%       8%

--------------------------------------------

                           Allmerica Investment Trust

     FINANCIAL HIGHLIGHTS . For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                              Income from Investment Operations
                         --------------------------------------------
                                              Net Realized
                            Net                   and
                           Asset               Unrealized
                           Value      Net     Gain (Loss)  Total from
                         Beginning Investment      on      Investment
Year Ended December 31,  of Period   Income   Investments  Operations
-----------------------  --------- ---------- ------------ ----------
Select Investment Grade
      Income Fund
         2000(d)           1.051     0.035       (0.003)      0.032
         1999              1.132     0.068       (0.079)     (0.011)
         1998              1.112     0.067        0.020       0.087
         1997              1.084     0.071        0.028       0.099
         1996              1.117     0.070       (0.033)      0.037
         1995              1.012     0.071        0.106       0.177
      Government
       Bond Fund
         2000(d)           1.011     0.030           --       0.030
         1999              1.068     0.058       (0.056)      0.002
         1998              1.047     0.058        0.021       0.079
         1997              1.036     0.061        0.011       0.072
         1996              1.062     0.062       (0.026)      0.036
         1995              0.997     0.062        0.066       0.128
   Money Market Fund
         2000(d)           1.000     0.030           --       0.030
         1999              1.000     0.051           --       0.051
         1998              1.000     0.054           --       0.054
         1997              1.000     0.053           --       0.053
         1996              1.000     0.052           --       0.052
         1995              1.000     0.057           --       0.057
                                              Less Distributions
                         ---------------------------------------------------------------
                                                                                            Net
                                                                                          Increase
                         Dividends  Distributions                                        (Decrease)
                          from Net    from Net    Distributions    Return                    in
                         Investment   Realized         in            of        Total     Net Asset
Year Ended December 31,    Income   Capital Gains    Excess        Capital Distributions   Value
-----------------------  ---------- ------------- ---------------- ------- ------------- ----------
Select Investment Grade
      Income Fund
         2000(d)           (0.035)         --            --           --      (0.035)      (0.003)
         1999              (0.069)     (0.001)           --           --      (0.070)      (0.081)
         1998              (0.067)         --            --           --      (0.067)       0.020
         1997              (0.071)         --            --           --      (0.071)       0.028
         1996              (0.070)         --            --           --      (0.070)      (0.033)
         1995              (0.071)         --        (0.001)(/1/)     --      (0.072)       0.105
      Government
       Bond Fund
         2000(d)           (0.030)         --            --           --      (0.030)          --
         1999              (0.059)         --            --           --      (0.059)      (0.057)
         1998              (0.058)         --            --           --      (0.058)       0.021
         1997              (0.061)         --            --           --      (0.061)       0.011
         1996              (0.062)         --            --           --      (0.062)      (0.026)
         1995              (0.062)         --        (0.001)(/1/)     --      (0.063)       0.065
   Money Market Fund
         2000(d)           (0.030)         --            --           --      (0.030)          --
         1999              (0.051)         --            --           --      (0.051)          --
         1998              (0.054)         --            --           --      (0.054)          --
         1997              (0.053)         --            --           --      (0.053)          --
         1996              (0.052)         --            --           --      (0.052)          --
         1995              (0.057)         --            --           --      (0.057)          --

------------------
*   Annualized.
**  Not Annualized.
(a) Including reimbursements and reductions.
(b) Excluding reductions. Certain Portfolios have entered into varying arrange-ments with brokers who reduced a portion of the Portfolio's expenses.
(c) Excluding reimbursements and reductions.
(d) For the six months ended June 30, 2000 (Unaudited).
(1) Distributions in excess of net investment income.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

                          Ratios/Supplemental Data
           -----------------------------------------------------------------
                                    Ratios To Average Net Assets
                                --------------------------------------------
                     Net Assets
Net Asset              End of      Net       Operating          Management     Portfolio
Value End  Total       Period   Investment    Expenses             Fee         Turnover
of Period  Return     (000's)     Income   (a)    (b)    (c)    Gross   Net      Rate
---------  ------    ---------- ---------- ----   ----   ----   -----   ----   ---------

  1.048     3.03%**   242,736      6.54%*  0.50%* 0.50%* 0.50%* 0.43%*  0.43%*     78%**
  1.051    (0.97)%    240,541      6.22%   0.50%  0.50%  0.50%  0.43%   0.43%      75%
  1.132     7.97%     230,623      6.01%   0.52%  0.52%  0.52%  0.43%   0.43%     158%
  1.112     9.45%     189,503      6.48%   0.51%  0.51%  0.51%  0.41%   0.41%      48%
  1.084     3.56%     157,327      6.50%   0.52%  0.52%  0.52%  0.40%   0.40%     108%
  1.117    17.84%     141,625      6.66%   0.53%    --   0.53%  0.41%   0.41%     126%


  1.011     3.02%**    76,269      5.86%*  0.61%* 0.61%* 0.61%* 0.50%*  0.50%*     20%**
  1.011     0.23%      87,247      5.64%   0.62%  0.62%  0.62%  0.50%   0.50%      37%
  1.068     7.67%      81,018      5.63%   0.64%  0.64%  0.64%  0.50%   0.50%      61%
  1.047     7.08%      55,513      5.92%   0.67%  0.67%  0.67%  0.50%   0.50%      56%
  1.036     3.51%      46,396      5.90%   0.66%  0.66%  0.66%  0.50%   0.50%     112%
  1.062    13.06%      45,778      5.91%   0.69%    --   0.69%  0.50%   0.50%     180%
  1.000     3.02%**   434,496      5.96%*  0.29%* 0.29%* 0.29%* 0.24%*  0.24%*    N/A
  1.000     5.19%     513,606      5.09%   0.29%  0.29%  0.29%  0.24%   0.24%     N/A
  1.000     5.51%     336,253      5.36%   0.32%  0.32%  0.32%  0.26%   0.26%     N/A
  1.000     5.47%     260,620      5.33%   0.35%  0.35%  0.35%  0.27%   0.27%     N/A
  1.000     5.36%     217,256      5.22%   0.34%  0.34%  0.34%  0.28%   0.28%     N/A
  1.000     5.84%     155,211      5.68%   0.36%    --   0.36%  0.29%   0.29%     N/A

--------------------------------------------

                           Allmerica Investment Trust

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

1.ORGANIZATION

Allmerica Investment Trust (the "Trust") is registered under the Investment Company Act of 1940 ("the 1940 Act"), as amended, as an open-end, diversified management company established as a Massachusetts business trust. The Trust is intended to serve as an investment medium for (i) variable life insurance poli-cies and variable annuity contracts offered by insurance companies, (ii) cer-tain qualified pension and retirement plans, as permitted by Treasury Regula-tions; and (iii) life insurance companies and advisers to the Portfolios and their affiliates. The Trust is comprised of fourteen managed investment portfo-lios. The accompanying financial statements and financial highlights are those of the Select Aggressive Growth, Select International Equity, Core Equity (for-merly Growth), Equity Index, Select Investment Grade Income (formerly Invest-ment Grade Income), Government Bond and Money Market Funds (individually a "Portfolio", collectively, the "Portfolios").

2.SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

Security Valuation: Equity securities which are traded on a recognized exchange are valued at the last quoted sales price available at the time of the closing of the New York Stock Exchange or, if there were no sales that day, at the mean of the closing bid and asked price. Over-the-counter securities are valued at the last available price in the market prior to the time of valuation. Short-term investments that mature in 60 days or less are valued at amortized cost. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pric-ing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among secu-rities in determining value. If not valued by a pricing service, such securi-ties are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method, permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

Forward Foreign Currency Contracts: The Select International Equity Fund may enter into forward foreign currency contracts whereby the Portfolio agrees to exchange a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of cer-tain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Receivables and payables of forward foreign currency contracts are presented on a net basis in the Statement of Assets and Liabilities. Gains or losses on the purchase or sale of forward for-eign currency contracts having the same settlement date and broker are recog-nized on the date of offset, otherwise gains and losses are recognized on the settlement date.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation: Investment valuations, other assets and liabili-ties denominated in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign

                         ------------------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------

investments and income and expenses are translated into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Security Transactions and Investment Income: Security transactions are recorded as of trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income, including amorti-zation of premium and accretion of discount on securities, is accrued daily. Income distributions earned by the Portfolios from investments in certain investment companies are recorded as interest income in the accompanying finan-cial statements. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income, capi-tal gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or pro-vided for in accordance with the applicable country's tax rules and rates.

Distributions to Shareholders: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared and distrib-uted quarterly for the Core Equity, Equity Index, Select Investment Grade Income and Government Bond Funds, and annually for the Select Aggressive Growth and Select International Equity Funds. All Portfolios declare and distribute all net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on ex-dividend date. Income and capital gains distri-butions are determined in accordance with income tax regulations which may dif-fer from generally accepted accounting principles. These differences are pri-marily due to differing book and tax treatments in the timing of the recogni-tion of gains or losses, including "Post-October Losses", foreign currency gains and losses, and losses deferred due to wash sales; and permanent differ-ences due to differing treatments for paydown gains/losses on mortgage-backed securities, foreign currency transactions, market discount, and non-taxable dividends. Any taxable income or gain remaining at fiscal year end is distrib-uted in the following year. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capi-tal. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

Futures Contracts: All Portfolios, except the Money Market Fund, may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or the change in value of a specified financial index over a predetermined time period. Cash or securities are deposited with the brokers in order to establish and maintain a position. Subsequent payments made or received by the Portfolio based on the daily change in the market value of the position are recorded as unrealized gain or loss until the contract is closed out, at which time the gain or loss is realized.

Securities Lending: Each Portfolio, using Investors Bank & Trust Company ("IBT") as its lending agent, may loan securities to brokers and dealers in exchange for negotiated lenders' fees. These fees are disclosed as "securities lending income" in the Statements of Operations. Each applicable Portfolio receives collateral against the loaned securities which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. Collateral received is generally cash, and is invested in short term investments. Lending portfolio securities involves possible delays in receiving additional collateral or in the recovery of the securities or pos-sible loss of rights in the collateral. Information regarding the value of the securities loaned and the value of the collateral at period end is included under the caption "Other Information" at the end of each applicable Portfolio's schedule of investments.

--------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------


Expenses: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

Forward Commitments: The Select Investment Grade Income Fund, Government Bond Fund and Money Market Fund may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time ("forward commitments"). If the Portfolios do so, they will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolios generally will enter into forward commitments with the intention of acquiring securities for their portfolio, they may dispose of a commitment prior to settlement if their Sub-Adviser deems it appropriate to do so.

Repurchase Agreements: Each Portfolio may engage in repurchase agreement trans-actions with institutions that the Portfolio Manager has determined are credit-worthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost. Each Portfolio requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust's Custodian in a manner that is intended to enable the Portfolio to obtain those securities in the event of a counterparty default. The Portfolio Manager monitors the value of the securities, including accrued interest, daily to ensure that the value of the collateral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

3. INVESTMENT MANAGEMENT, ADMINISTRATION, AND OTHER RELATED PARTY TRANSACTIONS

Allmerica Financial Investment Management Services, Inc. (the "Manager"), a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), serves as investment manager and administrator to the Trust. Under the terms of the management agreement, the Portfolios pay a man-agement fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedules:

                                              Percentage of Average Daily Net Assets
                             First         Next         Next         Next         Next          Over
Portfolio                 $100,000,000 $150,000,000 $250,000,000 $250,000,000 $250,000,000 $1,000,000,000
---------------------------------------------------------------------------------------------------------
Select Aggressive Growth      1.00%        0.90%        0.80%        0.70%        0.70%         0.65%
Select International
 Equity                       1.00%        0.90%        0.85%        0.85%        0.85%         0.85%
Core Equity                   0.60%        0.60%        0.40%        0.35%        0.35%         0.35%

                                   First        Next         Over
Portfolio                       $50,000,000 $200,000,000 $250,000,000
---------------------------------------------------------------------
Equity Index                       0.35%        0.30%        0.25%
Government Bond                    0.50%        0.50%        0.50%
Money Market                       0.35%        0.25%        0.20%
                                   First        Next         Over
Portfolio                       $50,000,000 $50,000,000  $100,000,000
---------------------------------------------------------------------
Select Investment Grade Income     0.50%        0.45%        0.40%

                         ------------------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------


The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. The Manager is solely responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Portfolios are as follows:

   Select Aggressive Growth       Nicholas-Applegate Capital Management, L.P.
                                  Bank of Ireland Asset Management (U.S.)
   Select International Equity    Limited
   Core Equity                    Miller Anderson & Sherrerd, LLP
   Equity Index                   Allmerica Asset Management, Inc. (wholly-
                                  owned subsidiary of First Allmerica)
   Select Investment Grade Income Allmerica Asset Management, Inc.
   Government Bond                Allmerica Asset Management, Inc.
   Money Market                   Allmerica Asset Management, Inc.

Miller Anderson & Sherrerd, LLP also manages certain assets for First Allmerica and its affiliates.

IBT provides portfolio accounting and custody services to the Trust and receives fees and reimbursement of certain out-of-pocket expenses for its serv-ices from the Trust. The Manager has entered into an Administrative Services Agreement with IBT, whereby IBT performs certain administrative services for the Portfolios and is entitled to receive an administrative fee and certain out-of- pocket expenses. The Manager is solely responsible for the payment of the administrative fee to IBT. The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4.REIMBURSEMENT OF EXPENSES

In the event normal operating expenses of each Portfolio excluding taxes, interest, broker commissions, and extraordinary expenses, but including the management fee, exceed certain voluntary expense limitations as a percentage of average net assets (Select Aggressive Growth Fund--1.35%, Select International Equity Fund--1.50%, Core Equity Fund--1.20%, Equity Index Fund--0.60%, Select Investment Grade Income Fund--1.00%, Government Bond Fund--1.00%, and Money Market Fund--0.60%), the Manager will voluntarily reimburse fees and any expenses in excess of the expense limitations. Expense limitations may be removed or revised at any time after a Portfolio's first fiscal year of opera-tions without prior notice to existing shareholders.

5.REDUCTION OF EXPENSES

Certain Portfolios have entered into agreements with brokers whereby the bro-kers will rebate a portion of brokerage commissions. Such amounts earned by the Portfolios, under such agreements, are presented as a reduction of expenses in the Statements of Operations.

6.SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value.

7.FOREIGN SECURITIES

All Portfolios except the Government Bond Fund may purchase securities of for-eign issuers. The Money Market Fund may invest in only U.S. dollar denominated foreign securities. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

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                                                                            F-39

                           Allmerica Investment Trust

--------------------------------------------------------------------------------


8.FINANCIAL INSTRUMENTS

Investing in certain financial instruments including futures and options trans-actions, and forward currency contracts involves risk other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying secu-rities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The Select International Equity Fund may enter into these forward contracts primar-ily to protect the Portfolio from adverse currency movement.

9.PLAN OF SUBSTITUTION

Orders have been issued by the Securities and Exchange Commission ("SEC") approving the substitution of shares of the Select Investment Grade Income Fund ("SIGIF") for all of the shares of the Allmerica Investment Trust Select Income Fund ("SIF") and all of the shares of The Fulcrum Trust Strategic Income Port-folio ("Fulcrum Strategic"). Approvals of the substitutions were also obtained from state insurance regulators in certain jurisdictions. The effect of the substitutions was to replace SIF shares and Fulcrum Strategic shares with SIGIF shares. The substitutions were effective on July 1, 2000.

On July 1, 2000, SIGIF shares were substituted for all of the shares of SIF and all of the shares of Fulcrum Strategic. The substitutions were accomplished by an exchange of 174,733,698 shares of SIGIF for the 191,246,857 shares then out-standing (each valued at $0.951) of SIF and for the 134,606 shares then out-standing (each valued at $9.52) of Fulcrum Strategic. SIF's net assets and Ful-crum Strategic's net assets, including $4,795,620 and $46,607, respectively, of unrealized depreciation, were combined with SIGIF for total net assets after the acquisitions of $425,857,321.


                         ------------------------------------------------------

                           Allmerica Investment Trust

                             REGULATORY DISCLOSURES
--------------------------------------------------------------------------------

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an invest-or's shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is not insured or guaranteed by the Fed-eral Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios and are not autho-rized for distribution to prospective investors in the flexible premium vari-able life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company and Allmerica Investment Trust which include important information related to charges and expenses.

                                 CLIENT NOTICES
--------------------------------------------------------------------------------

This report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the Allmerica IRA contracts.

--------------------------------------------

                                 Allmerica IRA


Allmerica Financial is a diversified group of insurance and financial services companies. Established in 1844, First Allmerica Financial is the fifth oldest, and one of the most respected, life insurance companies in the nation. Our financial expertise, combined with a range of insurance and investment products, allows us to help you create sound financial solutions to meet your individual needs.


To be preceded or accompanied by the current prospectus. Read it carefully before investing.





                   The Allmerica IRA contract is issued by
 First Allmerica Financial Life Insurance Company and distributed by Allmerica
                               Investments, Inc.


                                [LOGO OF IMSA]


                       [LOGO OF ALLMERICA FINANCIAL(R)]


 First Allmerica Financial Life Insurance Company  .  Allmerica Financial Life
       Insurance and Annuity Company (licensed in all states except NY) Allmerica Trust Company, N.A. . Allmerica Investments, Inc. . Allmerica
                     Investment Management Company, Inc.
The Hanover Insurance Company  .  AMGRO, Inc.  .  Allmerica Financial Alliance
  Insurance Company Allmerica Asset Management, Inc.  .  Allmerica Financial
    Benefit Insurance Company  .  Sterling Risk Management Services, Inc.
 Citizens Corporation  .  Citizens Insurance Company of America  .   Citizens
                               Management Inc.
              440 Lincoln Street, Worcester, Massachusetts 01653


10300 (6/00)